UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22820

Nuveen Flexible Investment Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   July 31

Date of reporting period:   January 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Semi-Annual Report January 31, 2016

JPC
Nuveen Preferred Income Opportunities Fund

JPI
Nuveen Preferred and Income Term Fund

JPW
Nuveen Flexible Investment Income Fund

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 23, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Preferred Income Opportunities Fund (JPC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Flexible Investment Income Fund (JPW)

Nuveen Asset Management, LLC (NAM) and NWQ Investment Management Company, LLC (NWQ), affiliates of Nuveen Investments, Inc., are sub-advisers for the Nuveen Preferred Income Opportunities Fund (JPC). NAM and NWQ each manage approximately half of the Fund’s investment portfolio. Douglas Baker, CFA and Brenda Langenfeld, CFA, are the portfolio managers for the NAM team. The NWQ income-oriented investment team is led by Thomas J. Ray, CFA and Susi Budiman, CFA.

The Nuveen Preferred and Income Term Fund (JPI) features management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception.

Effective subsequent to the release of this semi-annual report, the primary and secondary benchmarks for JPI and the NAM managed sleeve of JPC will change in order to better represent the investible universe of preferred securities. The BofA/Merrill Lynch U.S. All Capital Securities Index is the Proposed Primary Benchmark. The proposed secondary blended benchmark will consist of 60% BofA/Merrill Lynch U.S. All Capital Securities Index and 40% BofA/Merrill Lynch Contingent Capital Index. This proposed secondary blended benchmark better aligns the portfolios with the investible universe of preferreds and hybrids by adding the contingent capital index to the performance benchmark. The proposed secondary blended benchmark would also better reflect the portfolio’s positioning with regard to $25 par securities and $1,000 par securities, as well as from a credit quality and duration perspective. The BofA/Merrill Lynch Contingent Capital Index has a recent inception date of December 31, 2013.

Additionally, the limit to non-U.S. issuers will be removed in order to allow for an increased number of contingent capital securities (CoCos) in each Fund’s portfolio.

The Nuveen Flexible Investment Income Fund (JPW) features portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments, Inc. Thomas J. Ray, CFA, and Susi Budiman, CFA, are the portfolio managers.

Here they discuss their management strategies and the performance of the Funds for the six-month reporting period ended January 31, 2016.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

What key strategies were used to manage the Funds during this six-month reporting period ended January 31, 2016 and how did these strategies influence performance?

Nuveen Preferred Income Opportunities Fund (JPC)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year, five-year and ten-year periods ended January 31, 2016. For the six-month reporting period ended January 31, 2016 the Fund’s common shares at net asset value (NAV) outperformed the JPC Blended Index, but underperformed the BofA/Merrill Lynch Preferred Securities Fixed Rate Index.

JPC invests at least 80% of its managed assets in preferred securities and up to 20% opportunistically over the market cycle in other types of securities, primarily income oriented securities such as corporate and taxable municipal debt and common equity. The Fund is managed by two experienced portfolio teams with distinctive, complementary approaches to the preferred market. NAM employs a debt-oriented approach that combines top down relative value analysis of industry sectors with fundamental credit analysis. NWQ’s investment process identifies undervalued securities within a company’s capital structure that offer the most attractive risk/reward potential. This multi-team approach gives investors access to a broader investment universe with greater diversification potential.

Nuveen Asset Management

For the portion of the Fund managed by NAM, the Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities. The Fund’s portfolio is actively managed seeking to capitalize on strong and continuously improving credit fundamentals across our issuer base, coupled with historically wide credit spreads (the difference between current yields on preferred securities and U.S. Treasury Bonds and other fixed income benchmarks) for the preferred security asset class. The Fund’s strategy focuses opportunistically on highly regulated industries, like utilities, banks, and insurance companies, with a current emphasis broadly on financial services companies.

We employed a credit-based investment approach, using a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that focuses on fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par and $25 par preferred securities. In an effort to capitalize on the inefficiencies between the different structure of the preferred securities market, we tactically and strategically shift capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets. This dynamic is often related to periodic differences in how retail and institutional markets perceive and price risk. Technical factors such as new issue supply may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

We will continue to monitor developments across the domestic and international financial markets, but we do not anticipate materially changing the Fund’s relative positioning strategy in the near future. We feel that valuations on the $25 par retail side of the market have run rich versus the $1,000 par institutional side of the market. We will likely maintain an overweight to $1,000 par securities as a result of this relative value opportunity, and because of our desire to position defensively against rising interest rates. Indeed, we have been concerned about the potential impact of rising rates on preferred security valuations for several quarters now. Callable securities, like most preferred securities, can be more vulnerable to rising rates compared to similar non-callable fixed rate structures. The duration on callable fixed rate coupon securities tends to extend during periods of rising interest rates. Luckily, there are coupon structures within the preferred securities market, like floating rate coupons and fixed-to-floating rate coupons that do not expose investors to the aforementioned duration extension risk. Given our concern regarding rising interest rates, we have favored fixed-to-floating rate coupon structures which, all else equal, provide a lower duration profile on day one, and almost no duration

6	Nuveen Investments

extension risk, versus traditional fixed rate coupon structures. Fixed-to-floating rate securities are more common on the $1,000 par side of the market, and thus one reason for our current, and foreseeable, overweight to $1,000 par securities relative to the JPC Blended Index.

As mentioned in previous reports, the population of “new generation” preferred securities, such as contingent capital securities (otherwise known as CoCos), have indeed become a meaningful presence within the preferred/hybrid security marketplace. We estimate the total CoCo universe today to be just under $385 billion in size, with total capacity over the next few years totaling between $500 billion and $600 billion based upon the current size of international banks’ balance sheets. Of today’s $385 billion market, we estimate that roughly $235 billion is Additional Tier 1 (AT1)-qualifying securities, and the remaining $150 billion is Tier 2-qualifying paper. As a reminder, international bank capital standards outlined in Basel III require new AT1-qualifying and Tier 2-qualifying securities to contain explicit loss-absorbing features upon the breach of certain predetermined capital thresholds. These loss-absorbing features come in one of three options, including equity conversion, permanent write-down of principle or temporary write-down of principle with the possibility of future write-up when/if the issuer is able to replenish capital levels back above the threshold trigger level. We have allocated modestly to this new universe of securities. We have focused on those issuers that have, in our opinion, meaningful capital cushions above regulatory minimum capital levels. Limiting exposure to these issuers helps minimize to a great extent the likelihood of a conversion event, or a skipped coupon payment. We also favor those issuers that have, or have nearly, issued their regulatory maximum amount of AT1 securities, to reduce the impact that future new issue supply might have on secondary valuations.

With respect to the Fund’s allocation to lower investment grade and below investment grade securities, we continue to believe that these segments will, over the long term, provide a more compelling risk-adjusted return profile than higher rated preferred/hybrid securities. Lower rated securities are often overlooked by retail and institutional investors, and especially by investors with investment grade-only mandates. Below investment grade securities typically are not index eligible, limiting the potential investor base and frequently creating opportunities for the Fund within this particular segment of the asset class. While lower rated preferred securities may exhibit periods of higher price volatility, we believe the return potential is disproportionately higher due to inefficiencies inherent in the segment. In addition, this lower rated segment of the asset class tends to exhibit lower interest rate sensitivity than higher rated security structures. As a result, this allocation also helps express our defensive interest rate positioning. Again, please note that preferred/hybrid securities are typically rated several notches below an issuer’s senior unsecured debt rating. Consequently, in most instances, a BB rated preferred/hybrid security has been issued by an entity with an investment grade senior unsecured credit rating of BBB or higher.

Over the past few years, the rating agencies have revised their methodologies for preferred securities which have resulted in a broad drift lower in average rating for the asset class. This is primarily driven by the fact that the rating agencies no longer place a high likelihood of government support for the preferred security investor during times of crisis. In our opinion, however, these same rating agencies have yet to recognize the tremendous improvements in bank balance sheets post financial crisis, nor have they seemingly recognized the lower risk profile of the banks under the monumental amount of regulatory oversight. At some point, we do expect rating agencies to take these factors into consideration and eventually rate bank-issued preferred securities higher than what we see today.

As with any fixed income asset class, preferred securities are not immune from the impact of rising interest rates. As mentioned above, we seek to minimize the impact of higher rates on the market value of the Fund’s portfolio by establishing a position in less interest rate sensitive securities, like fixed-to-floating rate coupon structures. We also feel that rising interest rates are frequently the result of an improving macro-economic landscape, and one where the current domestic economic recovery has likely gained meaningful traction. In this type of environment risk premiums should shrink, reflecting the lower risk profile of the overall market. As a result, credit spreads should also narrow. We believe therefore, that credit spread compression in the preferred security asset class could help mitigate the negative impact of rising interest rates.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

While we held several distinct active overweights and underweights versus the indices during the reporting period, there were three active positions that were responsible for driving a majority of the relative performance. These included an underweight to $25 par vs $1,000 par securities, a relatively shorter duration profile, and an overweight to non-U.S. and CoCo securities.

With the $1,000 par dominated Barclays USD Capital Securities Index posting a 0.7% return during the reporting period and the $25 par dominated BofA/Merrill Lynch Preferred Securities Fixed Rate Index posting a 3.5% return, the Fund’s overweight to $1,000 par structures detracted from its relative performance. In this prolonged low interest rate environment, retail investors’ demand for income producing securities has grown dramatically. Indeed, with a single-minded focus on income, retail investors continued to drive valuations on the $25 par side of the market to increasingly higher levels. Valuations have run so high on the $25 par side of the market that there is now a large population of these securities trading at a negative yield-to-worst. In addition, all roughly $3 billion of domestic bank new issue preferred securities during the month of January 2016 came as $25 par securities, suggesting even issuers find $25 valuations rich versus $1,000 par. We expect valuations to normalize in the near future, and thus should result in relative outperformance of the $1,000 par side of the market.

Our overweight in the $1,000 par side of the market was also heavily concentrated in fixed-to-floating rate coupon structures, which, all else being equal, have lower interest rate sensitivity and lower duration extension risk compared to preferred/hybrid securities with standard fixed rate coupons. Given our outlook for gradually rising interest rates, the fixed-to-floating rate structures were better aligned with our strategy versus traditional fixed rate coupon securities, and helped us to attain a duration profile that was shorter versus the respective indexes. Unexpectedly so, interest rates actually decreased during the reporting period. All else equal, the directional move in interest rates worked against our overweight to fixed-to-floating rate security structures because of their lower duration profile. We also feel that during the reporting period, investors again grew increasing complacent regarding interest rate risk. Couple this complacency with a continued low interest rate environment, demand grew for longer duration traditional fixed rate coupon securities.

Finally, our modest overweight to non-U.S. securities worked against the Fund on a relative basis. Increasing concerns regarding global growth outside the U.S. put relatively more pressure on preferred security valuations of foreign issuers. Despite the release of fourth quarter 2015 earnings from the domestic and international banks confirming that balance sheets remained generally strong, and continued to improve quarter-over-quarter, investor focus on lagging top line metrics overwhelmed what should have been a positive story for preferred securities. In our opinion, lackluster top line results should have affected bank equity valuations more so than preferred securities. During the latter part of the reporting period, this negative sentiment did leak over into valuations of non-U.S. preferred securities. The Fund’s allocation to CoCo securities was part of the non-U.S. exposure, and accordingly the allocation to CoCo securities detracted from relative performance.

NWQ Investment Management Company

For the portion of the Fund managed by NWQ, we seek to achieve high income and a measure of capital appreciation. While the Fund’s investments are primarily preferred securities, a portion of the Fund allows the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on seeking a sustainable level of income and an overall analysis for downside risk management.

This reporting period was difficult for most risk assets. Macroeconomic uncertainty driven by the economic trouble in emerging economies, falling commodity prices, along with uncertainty around the Fed’s hiking cycle all contributed to the significant volatility to the market. Common equity and high yield bonds suffered the most during the reporting

8	Nuveen Investments

period, generating total return of -8.6% as measured by the Russell 1000 Value® Index and -7.9% for the BofA/Merrill Lynch U.S. High Yield Index. Investment grade corporate bond did better with a -0.3% return. The best performing asset class was the $25 par preferred market, with a 3.5% return.

Within the common equity and high yield markets, much of the sell-off was attributed to energy, metals & mining, and distressed companies, although negative sentiment did spread across most sectors in both markets. In addition to the decline in commodity prices, uncertainty around the hiking cycle and the immense supply volumes caused by debt-funded strategic mergers and acquisitions and share buybacks also plagued the investment grade corporate bond market, causing credit spreads to widen near the widest levels since late summer of 2012. We think preferreds held in much better than other asset classes possibly because of the technical support with the preferred market (limited supply with strong demand from exchange-traded funds (ETF) and retail investors). Within the preferred market, $1,000 par preferred securities underperformed $25 par, and investment grade rated real estate investment trust (REIT) preferreds performed extraordinarily well. We believe $1,000 par preferreds underperformed $25 par due to greater institutional ownership by high yield and core bond accounts and increased fears that fixed-to-floating rate securities will extend at the first call dates. As these high yield and core bond managers experienced large outflows beginning mid-year, they sold preferreds to raise cash for redemptions, keeping technical pressure on the $1,000 par market. Despite valuations that look historically rich, REIT preferreds rallied on demand from overseas buyers, very little new REIT preferred issuance and multiple calls and redemptions of existing securities.

Throughout the reporting period, we reduced our overall exposure to mortgage REITs. We grew concerned that the expectation of rate hikes combined with lower long-run inflation would lead to a compression in swap spreads that would negatively affect mortgage REITs’ book values. Although our exposure was mainly in preferred stocks and senior debt, we believed the impact may ripple through the entire capital structure, though at a lesser magnitude. During the reporting period, we moved up the capital structure from preferred stock to senior debt in companies we liked while eliminating/reducing our positions in companies we viewed as more levered to downside risks.

Several of our holdings performed well during the reporting period, including National Storage Affiliates Trust (NSA) common stock. NSA is a self-storage REIT that has been underperforming its peers since its IPO in April. Their first earnings release since the IPO was significantly better than expected and they also increased their dividend. Also positively contributing was the preferred stock of General Electric Company. It was among the higher yielding securities in the marketplace. The attractive current yield and modest duration aided its performance. Lastly, the preferred stock of Land O’Lakes Inc. contributed to performance. Land O’Lakes is the second largest U.S. agricultural cooperative with a diversified business mix. We believe, given the capital and leverage profile of the company, the 8% fixed rate preferred was priced at an attractive level and also offers downside risk management should rates rise.

Several positions detracted from performance. Our position in Gilead Sciences, Inc. was the largest detractor from performance. The stock came under pressure because of negative political and media coverage pertaining to drug pricing. Although we wouldn’t completely dismiss the potential for price controls, we feel they are very unlikely. Also, most of the focus has been on off-patent drugs or newly acquired drugs that underwent significant price increases. Gilead certainly has expensive drug therapies, but they are novel in their development and treat diseases that are life threatening. As fundamentals prevail and earnings are reported we believe investors may be rewarded with a stock trading at very attractive multiples of projected earnings and free cash flows, a strong management team and catalysts for future growth.

Our industrial holdings, including energy-related company Teekay Offshore Partners LP detracted from performance. The company ships crude oil, petroleum products and liquefied natural gas (LNG). As oil prices declined during the reporting period, energy sector stocks broadly sold off. The senior note of Teekay was not immune from the downside volatility.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

Also detracting from performance was Seagate Technology which designs, manufactures and markets hard disk drives for use in enterprise storage, servers, desktops, laptop computers, and other consumer electronic devices. It also has a growing solid state drive and storage systems portfolio. Recent weak demand within PC markets dragged the stock price lower as earnings were expected to be negatively affected by lower volumes. However, we believe negative sentiment has already been priced into the share price and the company has other catalysts, which include growth in the enterprise space, deferring operating expenditure plans, and share buybacks, to offset recent weak stock performance.

We have always been cognizant of the risk of an interest rate rise when making investment decisions, therefore, we think the Fund has been positioned to minimize potential rate impact through investments in shorter duration preferred securities such as those with higher coupon or fix-to-float structure as well as increasing exposure to other asset classes through security selection. Higher interest rates would decrease the call risk of bond holdings and conversely lower rates would increase the call risk of bond holdings, all other factors remaining constant. Effective duration would increase as interest rates rise.

During the period, the Fund wrote covered call options on common stocks to hedge equity exposure. These options had a negligible impact on performance.

Nuveen Preferred and Income Term Fund (JPI)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended January 31, 2016. For the six-month reporting period ended January 31, 2016, the Fund’s shares at net asset value (NAV) underperformed both the JPI Blended Benchmark Index and the BofA/Merrill Lynch Preferred Securities Fixed Rate Index and the BofA/Merrill Lynch U.S. All Capital Securities Index new primary benchmark.

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities. The Fund’s portfolio is actively managed seeking to capitalize on strong and continuously improving credit fundamentals across our issuer base, coupled with historically wide credit spreads (the difference between current yields on preferred securities and U.S. Treasury Bonds and other fixed income benchmarks) for the preferred security asset class. The Fund’s strategy focuses opportunistically on highly regulated industries, like utilities, banks, and insurance companies, with a current emphasis broadly on financial services companies.

We employ a credit-based investment approach, using a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that focuses on fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par and $25 par preferred securities. In an effort to capitalize on the inefficiencies between the different structure of the preferred securities market, we tactically and strategically shift capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets. This dynamic is often related to periodic differences in how retail and institutional markets perceive and price risk. Technical factors such as new issue supply may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

We will continue to monitor developments across the domestic and international financial markets, but we do not anticipate materially changing the Fund’s relative positioning strategy in the near future. We feel that valuations on the $25 par retail side of the market have run rich versus the $1,000 par institutional side of the market. We will likely maintain an overweight to $1,000 par securities as a result of this relative value opportunity, and because of our desire to position defensively against rising interest rates. Indeed, we have been concerned about the potential impact of rising rates on preferred security valuations for several quarters now. Callable securities, like most preferred securities, can be more

10	Nuveen Investments

vulnerable to rising rates compared to similar non-callable structures. The duration on callable fixed rate coupon securities tends to extend during periods of rising interest rates. Luckily, there are coupon structures within the preferred securities market, like floating rate coupons and ‘fixed-to-floating’ rate coupons, which do not expose investors to the aforementioned duration extension risk. Given our concern regarding rising interest rates, we have favored fixed-to-floating rate coupon structures which, all else equal, provide a lower duration profile on day one, and almost no duration extension risk, versus traditional fixed rate coupon structures. Fixed-to-floating rate securities are more common on the $1,000 par side of the market, and thus one reason for our current, and foreseeable, overweight to $1,000 par securities relative to the JPI Blended Benchmark Index.

As mentioned in previous reports, the population of “new generation” preferred securities, such as contingent capital securities (otherwise known as CoCos), have indeed become a meaningful presence within the preferred/hybrid security marketplace. We estimate the total CoCo universe today to be just under $385 billion in size, with total capacity over the next few years totaling between $500 billion and $600 billion based upon the current size of international banks’ balance sheets. Of today’s $385 billion market, we estimate that roughly $235 billion is Additional Tier 1 (AT1)-qualifying securities, and the remaining $150 billion is Tier 2-qualifying paper. As a reminder, international bank capital standards outlined in Basel III require new AT1-qualifying and Tier 2-qualifying securities to contain explicit loss-absorbing features upon the breach of certain predetermined capital thresholds. These loss-absorbing features come in one of three options, including equity conversion, permanent write-down of principle, or temporary write-down of principle with the possibility of future write-up when/if the issuer is able to replenish capital levels back above the threshold trigger level. We have allocated modestly to this new universe of securities. We have focused on those issuers that have, in our opinion, meaningful capital cushions above regulatory minimum capital levels. Limiting exposure to these issuers helps minimize to a great extent the likelihood of a conversion event or a skipped coupon payment. We also favor those issuers that have, or have nearly, issued their regulatory maximum amount of AT1 securities, to reduce the impact that future new issue supply might have on secondary valuations.

With respect to the Fund’s allocation to lower investment grade and below investment grade securities, we continue to believe that these segments will, over the long term, provide a more compelling risk-adjusted return profile than higher rated preferred/hybrid securities. Lower rated securities are often overlooked by retail and institutional investors, and especially by investors with investment grade-only mandates. Below investment grade securities typically are not index eligible, limiting the potential investor base and frequently creating opportunities for the Fund within this particular segment of the asset class. While lower rated preferred securities may exhibit periods of higher price volatility, we believe the return potential is disproportionately higher due to inefficiencies inherent in the segment. In addition, this lower rated segment of the asset class tends to exhibit lower interest rate sensitivity than higher rated security structures. As a result, this allocation also helps express our defensive interest rate positioning. Again, please note that preferred/hybrid securities are typically rated several notches below an issuer’s senior unsecured debt rating. Consequently, in most instances, a BB rated preferred/hybrid security has been issued by an entity with an investment grade senior unsecured credit rating of BBB or higher.

Over the past few years, the rating agencies have revised their methodologies for preferred securities which have resulted in a broad drift lower in average rating for the asset class. This is primarily driven by the fact that the rating agencies no longer place a high likelihood of government support for the preferred security investor during times of crisis. In our opinion, however, these same rating agencies have yet to recognize the tremendous improvements in bank balance sheets post financial crisis, nor have they seemingly recognized the lower risk profile of the banks under the monumental amount of regulatory oversight. At some point, we do expect rating agencies to take these factors into consideration and eventually rate bank-issued preferred securities higher than what we see today.

As with any fixed income asset class, preferred securities are not immune from the impact of rising interest rates. As mentioned above, we seek to minimize the impact of higher rates on the market value of the Fund’s portfolio by establishing a position in less interest rate sensitive securities, like fixed-to-floating rate coupon structures. We also feel that

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

rising interest rates are frequently the result of an improving macro-economic landscape, and one where the current domestic economic recovery has likely gained meaningful traction. In this type of environment risk premiums should shrink, reflecting the lower risk profile of the overall market. As a result, credit spreads should also narrow. We believe therefore, that credit spread compression in the preferred security asset class could help mitigate the negative impact of rising interest rates.

While we held several distinct active overweights and underweights versus the indices during the reporting period, there were three active positions that were responsible for driving a majority of the relative performance. These included an underweight to $25 par vs $1,000 par securities, a relatively shorter duration profile, and an overweight to non-U.S. and CoCo securities.

With the $1,000 par dominated Barclays USD Capital Securities Index posting a 0.7% return during the reporting period and the $25 par dominated BofA/Merrill Lynch U.S. Preferred Securities Fixed Rate Index posting a 3.5% return, the Fund’s overweight to $1,000 par structures detracted from its relative performance. In this prolonged low interest rate environment, retail investors’ demand for income producing securities has grown dramatically. Indeed, with a single-minded focus on income, retail investors continued to drive valuations on the $25 par side of the market to increasingly higher levels. Valuations have run so high on the $25 par side of the market that there is now a large population of these securities trading at a negative yield-to-worst. In addition, all roughly $3 billion of domestic bank new issue preferred securities during the month of January 2016 came as $25 par securities, suggesting even issuers find $25 valuations rich versus $1,000 par. We expect valuations to normalize in the near future, and thus should result in relative outperformance of the $1,000 par side of the market.

Our overweight in the $1,000 par side of the market was also heavily concentrated in fixed-to-floating rate coupon structures, which, all else being equal, have lower interest rate sensitivity and lower duration extension risk compared to preferred/hybrid securities with standard fixed rate coupons. Given our outlook for gradually rising interest rates, the fixed-to-floating rate structures were better aligned with our strategy versus traditional fixed rate coupon securities, and helped us to attain a duration profile that was shorter versus the respective indices. Unexpectedly so, interest rates actually decreased during the reporting period. All else equal, the directional move in interest rates worked against our overweight to fixed-to-floating rate security structures because of their lower duration profile. We also feel that during the reporting period, investors again grew increasing complacent regarding interest rate risk. Couple this complacency with a continued low interest rate environment, demand grew for longer duration traditional fixed rate coupon securities.

Finally, our modest overweight to non-U.S. securities worked against the Fund on a relative basis. Increasing concerns regarding global growth outside the U.S. put relatively more pressure on preferred security valuations of foreign issuers. Despite the release of fourth quarter 2015 earnings from the domestic and international banks confirming that balance sheets remained generally strong, and continued to improve quarter-over-quarter, investor focus on lagging top line metrics overwhelmed what should have been a positive story for preferred securities. In our opinion, lackluster top line results should have affected bank equity valuations more so than preferred securities. During the latter part of the reporting period, this negative sentiment did leak over into valuations of non-U.S. preferred securities. The Fund’s allocation to CoCo securities was part of the non-U.S. exposure, and accordingly the allocation to CoCo securities detracted from relative performance.

Nuveen Flexible Investment Income Fund (JPW)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended January 31, 2016. For the six-month reporting period ended January 31, 2016, the Fund’s common shares at net asset value (NAV) underperformed the Barclays U.S. Aggregate Bond Index.

JPW invests at least 80% of its managed assets in income producing preferred, debt and equity securities issued by companies located anywhere in the world. Up to 50% of its managed assets may be in securities issued by non-U.S.

12	Nuveen Investments

companies, though all (100%) Fund assets will be in U.S. dollar-denominated securities. Up to 40% of its managed assets may consist of equity securities, not including preferred securities. Up to 75% of investments in debt and preferred securities that are of a type customarily rated by a credit rating agency, may be rated below investment grade, or if unrated, will be judged to be of comparable quality by NWQ. The Fund will invest at least 25% in securities issued by financial services companies.

The Fund’s investment objectives are to provide high current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing in undervalued securities with attractive investment characteristics. The Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on seeking a sustainable level of income and an overall analysis for downside risk management.

The six-month reporting period was difficult for most risk assets. Macroeconomic uncertainty driven by the economic trouble in emerging economies, falling commodity prices, along with uncertainty around the Fed’s hiking cycle all contributed to the significant volatility to the market. Common equity and high yield bonds suffered the most during the reporting period, generating total return of -8.6% as measured by the Russell 1000 Value® Index and -7.9% for the BofA/Merrill Lynch U.S. High Yield Index. Investment grade corporate bond did better with a -0.3% return. Best performing asset class is undoubtedly the $25 par preferred market, with a 3.5% return.

Within the common equity and high yield markets, much of the sell-off was attributed to energy, metals & mining, and distressed companies, although negative sentiment did spread across most sectors in both markets. In addition to the decline in commodity prices, uncertainty around the hiking cycle and the immense supply volumes caused by debt-funded strategic mergers and acquisitions and share buybacks also plagued the investment grade corporate bond market, causing credit spreads to widen near the widest levels since late summer of 2012. We think preferreds held in much better than other asset classes possibly because of the technical support with the preferred market (limited supply with strong demand from ETF and retail investors). Within the preferred market, $1,000 par preferred securities underperformed $25 par, and investment grade rated REIT preferreds performed extraordinarily well. We believe $1,000 par preferreds underperformed $25 par due to greater institutional ownership by high yield and core bond accounts and increased fears that fixed-to-floating rate securities will extend at the first call dates. As these high yield and core bond managers experienced large outflows beginning mid-year, they sold preferreds to raise cash for redemptions, keeping technical pressure on the $1,000 par market. Despite valuations that look historically rich, REIT preferreds rallied on demand from overseas buyers, very little new REIT preferred issuance, and multiple calls and redemptions of existing securities.

Throughout the reporting period, we reduced our overall exposure to mortgage REITs. We grew concerned that the expectation of rate hikes combined with lower long-run inflation would lead to a compression in swap spreads that would negatively affect mortgage REITs’ book values. Although our exposure was mainly in preferred stocks and senior debt, we believed the impact may ripple through the entire capital structure, though at a lesser magnitude. During the reporting period, we moved up the capital structure from preferred stock to senior debt in companies we liked while eliminating/reducing our positions in companies we viewed as more levered to downside risks.

Several of our equity holdings performed well during the reporting period, including National Storage Affiliates Trust (NSA) common stock. NSA is a self-storage REIT that has been underperforming its peers since its IPO in April. Their first earnings release since the IPO was significantly better than expected and they also increased their dividend. Also positively contributing was Phillips 66. The company is a Texas-based energy manufacturing and logistics company that owns stakes in 14 refineries in the U.S., U.K, Ireland and Germany, with 2.1 million barrels per day of crude capacity. Earlier in 2014, there were concerns that the company was entering a heavier spending phase, which would reduce its

Nuveen Investments	13

Portfolio Managers’ Comments (continued)

distribution yield during 2015/2016. However, we believe transformational growth will likely unfold as opportunities are capitalized on their other businesses as the company redeploys the cash flow from its refining business to diversify earnings toward these higher multiple businesses. Additionally, Phillips 66 offers exposure to the West Texas Intermediate (WTI) Brent spread but without the same level of volatility that characterizes pure play peers. Lastly, the preferred stock of Land O’Lakes Inc. contributed to performance. Land O’Lakes is the second largest U.S. agricultural cooperative with a diversified business mix. We believe, given the capital and leverage profile of the company, the 8% fixed rate preferred was priced at an attractive level and also offers downside risk management should rates rise.

Several positions detracted from performance. Our position in Gilead Sciences, Inc. was the largest detractor from performance. The stock came under pressure because of negative political and media coverage pertaining to drug pricing. Although we wouldn’t completely dismiss the potential for price controls, we feel they are very unlikely. Also, most of the focus has been on off-patent drugs or newly acquired drugs that underwent significant price increases. Gilead certainly has expensive drug therapies, but they are novel in their development and treat diseases that are life threatening. As fundamentals prevail and earnings are reported we believe investors may be rewarded with a stock trading at very attractive multiples of projected earnings and free cash flows, a strong management team and catalysts for future growth.

Our industrial holdings, including energy-related company Teekay Offshore Partners LP detracted from performance. The company ships crude oil, petroleum products and liquefied natural gas (LNG). As oil prices declined during the reporting period, energy sector stocks broadly sold off. The senior notes of Teekay was not immune from the downside volatility.

Also detracting from performance was Seagate Technology which designs, manufactures and markets hard disk drives for use in enterprise storage, servers, desktops, laptop computers and other consumer electronic devices. It also has a growing solid state drive and storage systems portfolio. Recent weak demand within PC markets dragged the stock price lower as earnings were expected to be negatively affected by lower volumes. However, we believe negative sentiment has already been priced into the share price and the company has other catalysts, which include growth in the enterprise space, deferring operating expenditure plans, and share buybacks, to offset recent weak stock performance.

We have always been cognizant of the risk of an interest rate rise when making investment decisions, therefore, we think the Fund has been positioned to minimize potential rate impact through investments in shorter duration preferred securities such as those with higher coupon or fix-to-float structure as well as increasing exposure to other asset classes through security selection. Higher interest rates would decrease the call risk of bond holdings and conversely lower rates would increase the call risk of bond holdings, all other factors remaining constant. Effective duration would increase as interest rates rise.

During the period, the Fund wrote covered call options on common stocks to hedge equity exposure. These options had a positive impact on performance.

14	Nuveen Investments

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their benchmarks was the Funds’ use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds’ use of leverage had a negative impact on performance for JPC and JPW during this reporting period while it had a positive impact for JPI during this reporting period.

JPC and JPI continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. During this reporting period, these swap contracts detracted from overall Fund performance.

As of January 31, 2016, the Funds’ percentages of leverage are shown in the accompanying table.

	JPC	JPI	JPW
Effective Leverage*	29.46%	29.22%	30.34%
Regulatory Leverage*	29.46%	29.22%	30.34%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Funds employs leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

		Current Reporting Period				Subsequent to the Close of the Reporting Period
Fund	Regulatory Leverage	August 1, 2015	Draws	Paydowns	January 31, 2016	Draws	Paydowns	March 29, 2016
JPC	Bank Borrowings	$404,100,000	$—	$—	$404,100,000	$—	$—	$404,100,000
JPI	Bank Borrowings	$225,000,000	$—	$—	$225,000,000	$—	$—	$225,000,000
JPW	Bank Borrowings	$30,000,000	$—	$(3,500,000)	$26,500,000	$—	$(2,000,000)	$24,500,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Nuveen Investments	15

Common Share

Information

JPC AND JPI COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding JPC’s and JPI’s distributions is as of January 31, 2016. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	JPC	JPI
August 2015	$0.0670	$0.1625
September	0.0670	0.1625
October	0.0670	0.1625
November	0.0670	0.1625
December	0.0670	0.1625
January 2016	0.0670	0.1625

Ordinary Income Distribution*	$—	$0.0026
Long-Term Capital Gain*	—	0.1824

Current Distribution Rate**	8.61%	8.25%
*	Distribution paid in December 2015.
**	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

JPC and JPI seek to pay regular monthly dividends out of their net investment income at a rate that reflects their past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of January 31, 2016, JPC and JPI had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by JPC and JPI during the current reporting period, were paid from net investment income. If a portion of the Funds’ monthly distributions were sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Funds’ dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Funds as of their most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

16	Nuveen Investments

JPW DISTRIBUTION INFORMATION

The following information regarding JPW’s distributions is as of January 31, 2016.

The Fund has a cash flow-based distribution program. Under this program, the Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, the Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide an estimate as of January 31, 2016 of the sources (for tax purposes) of the Fund’s distributions. These source estimates include amounts currently estimated to be attributable to realized gains and/or returns of capital. The Fund attributes these non-income sources equally to each regular distribution throughout the fiscal year. The estimated information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2016 will be made in early 2017 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of January 31, 2016

Current Month Estimated Percentage of Distributions			Fiscal YTD Estimated Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
83.7%	0.0%	16.3%	$0.7160	$0.5995	$0.0000	$0.1165

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of January 31, 2016

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Calendar YTD Distributions on NAV	Calendar YTD Return on NAV
6/25/2013	$0.1180	8.61%	(4.12)%	2.86%	0.72%	(3.56)%

COMMON SHARE REPURCHASES

During August 2015, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of January 31, 2016, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	JPC	JPI	JPW
Common shares cumulatively repurchased and retired	2,826,100	0	6,500
Common shares authorized for repurchase	9,690,000	2,275,000	370,000

Nuveen Investments	17

Common Share Information (continued)

During the current reporting period, the following Fund repurchased and retired common shares at a weighted average price per share and a weighted average discount per common share as shown in the accompanying table.

JPW
Common shares repurchased and retired	6,500
Weighted average price per common share repurchased and retired	$14.28
Weighted average discount per common share repurchased and retired	15.28%

OTHER COMMON SHARE INFORMATION

As of January 31, 2016, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	JPC	JPI	JPW
Common share NAV	$9.99	$23.96	$16.45
Common share price	$9.34	$23.64	$14.20
Premium/(Discount) to NAV	(6.51)%	(1.34)%	(13.68)%
6-month average premium/(discount) to NAV	(10.36)%	(6.87)%	(13.61)%

18	Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Preferred Income Opportunities Fund (JPC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPC.

Nuveen Preferred and Income Term Fund (JPI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/JPI.

Nuveen Flexible Investment Income Fund (JPW)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Prices of equity securities may decline significantly over short or extended periods of time. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as concentration and foreign securities risk, please see the Fund’s web page at www.nuveen.com/JPW.

Nuveen Investments	19

JPC

Nuveen Preferred Income Opportunities Fund

Performance Overview and Holding Summaries as of January 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JPC at Common Share NAV	(0.57)%	3.00%	8.52%	4.71%
JPC at Common Share Price	6.17%	6.82%	11.27%	6.37%
JPC Blended Index (Comparative Benchmark)	(4.63)%	(1.51)%	5.88%	5.08%
BofA/Merrill Lynch Preferred Securities Fixed Rate Index	3.54%	5.40%	7.00%	3.20%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

20	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	5.4%
$25 Par (or similar) Retail Preferred	63.1%
Convertible Preferred Securities	1.1%
Corporate Bonds	9.8%
$1,000 Par (or similar) Institutional Preferred	59.9%
Repurchase Agreements	3.8%
Other Assets Less Liabilities	(1.3)%
Net Assets Plus Borrowings	141.8%
Borrowings	(41.8)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

General Electric Company	3.0%
Citigroup Inc.	2.9%
JPMorgan Chase & Company	2.5%
Morgan Stanley	2.5%
CHS Inc.	2.3%

Portfolio Composition

(% of total investments)1

Banks	28.7%
Insurance	19.8%
Real Estate Investment Trust	11.7%
Capital Markets	8.9%
Diversified Financial Services	5.1%
Food Products	4.3%
Other	18.8%
Repurchases Agreements	2.7%
Total	100%

Credit Quality

(% of total long-term fixed-income investments)

AA	3.1%
A	2.8%
BBB	44.7%
BB or Lower	34.1%
N/R (not rated)	15.3%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	21

JPI

Nuveen Preferred and Income Term Fund

Performance Overview and Holding Summaries as of January 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JPI at Common Share NAV	0.97%	4.35%	9.01%
JPI at Common Share Price	11.59%	10.90%	7.79%
BofA/Merrill Lynch Preferred Securities Fixed Rate Index	3.54%	5.40%	6.01%
JPI Blended Benchmark Index	2.56%	3.19%	5.98%

Since inception returns are from 7/26/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

22	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	44.3%
Corporate Bonds	10.4%
$1,000 Par (or similar) Institutional Preferred	85.5%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	0.7%
Net Assets Plus Borrowings	141.3%
Borrowings	(41.3)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Farm Credit Bank of Texas	3.7%
Citigroup Inc.	3.6%
Wells Fargo & Company	3.6%
Bank of America Corporation	3.4%
Symetra Financial Corporation	3.3%

Portfolio Composition

(% of total investments)1

Banks	35.9%
Insurance	26.3%
Capital Markets	7.4%
Diversified Financial Services	7.3%
Real Estate Investment Trust	5.8%
Other	17.0%
Repurchase Agreements	0.3%
Total	100%

Credit Quality

(% of total long-term investments)

AA	3.2%
A	4.2%
BBB	50.9%
BB or Lower	37.7%
N/R (not rated)	4.0%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	23

JPW

Nuveen Flexible Investment Income Fund

Performance Overview and Holding Summaries as of January 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JPW at Common Share NAV	(7.81)%	(4.12)%	2.86%
JPW at Common Share Price	(8.65)%	(8.28)%	(3.50)%
Barclays U.S. Aggregate Bond Index	1.33%	(0.16)%	3.48%
BofA/Merrill Lynch Preferred Securities Fixed Rate Index	3.54%	5.40%	7.96%

Since inception returns are from 6/25/13. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

24	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	25.6%
$25 Par (or similar) Retail Preferred	39.3%
Convertible Preferred Securities	3.9%
Corporate Bonds	57.3%
$1,000 Par (or similar) Institutional Preferred	10.8%
Repurchase Agreements	7.3%
Other Assets Less Liabilities	(0.6)%
Net Assets Plus Borrowings	143.6%
Borrowings	(43.6)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Real Estate Investment Trust	12.0%
Banks	10.4%
Diversified Telecommunication Services	6.7%
Capital Markets	6.6%
Insurance	5.2%
Food Products	3.8%
Media	3.8%
Pharmaceuticals	3.7%
Chemicals	3.3%
Real Estate Management & Development	3.1%
Consumer Finance	2.8%
Biotechnology	2.8%
Machinery	2.6%
Specialty Retail	2.6%
Semiconductors & Semiconductor Equipment	2.5%
Technology Hardware, Storage & Peripherals	2.3%
Beverages	2.1%
Other	18.7%
Repurchase Agreements	5.0%
Total	100%

Credit Quality

(% of total long-term fixed-income investments)

A	2.6%
BBB	17.5%
BB or Lower	56.9%
N/R (not rated)	23.0%
Total	100%

Top Five Issuers

(% of total long-term investments)

Citigroup Inc.	2.3%
Frontier Communications Corporation	2.2%
CHS Inc.	2.1%
Gilead Sciences, Inc.	2.0%
Land O’ Lakes Incorporated	1.9%

1	Excluding investments in derivatives.

Nuveen Investments	25

JPC

Nuveen Preferred Income Opportunities Fund
Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)			Value

	LONG-TERM INVESTMENTS – 139.3% (97.3% of Total Investments)

	COMMON STOCKS – 5.4% (3.7% of Total Investments)

	Air Freight & Logistics – 0.4%

44,200	United Parcel Service, Inc., Class B, (2)			$4,119,440

	Automobiles – 0.3%

256,800	Ford Motor Company			3,066,192

	Banks – 0.2%

55,500	CIT Group Inc.			1,628,925

	Biotechnology – 0.6%

72,400	Gilead Sciences, Inc.			6,009,200

	Capital Markets – 0.7%

220,435	Ares Capital Corporation			3,064,047
151,368	Hercules Technology Growth Capital, Inc.			1,662,021
98,632	TPG Specialty Lending, Inc.			1,579,098
	Total Capital Markets			6,305,166

	Industrial Conglomerates – 0.4%

129,100	Philips Electronics			3,444,388

	Insurance – 0.3%

101,200	Unum Group			2,898,368

	Media – 0.4%

134,255	National CineMedia, Inc., (3)			2,099,748
39,035	Viacom Inc., Class B			1,781,557
	Total Media			3,881,305

	Pharmaceuticals – 1.1%

161,200	AstraZeneca PLC, Sponsored ADR, (2)			5,193,864
121,800	GlaxoSmithKline PLC, Sponsored ADR, (2)			5,029,122
	Total Pharmaceuticals			10,222,986

	Real Estate Investment Trust – 0.3%

192,000	National Storage Affiliates Trust			3,338,880

	Software – 0.2%

47,100	Oracle Corporation			1,710,201

	Technology Hardware, Storage & Peripherals – 0.1%

46,700	Seagate Technology			1,356,635

	Tobacco – 0.4%

187,015	Vector Group Ltd., (3)			4,361,190
	Total Common Stocks (cost $57,004,370)			52,342,876

Shares	Description (1)	Coupon	Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 63.1% (44.0% of Total Investments)

	Asset Backed Securities – 0.5%

102,495	Oxford Lane Capital Corporation	8.125%	N/R	$2,407,608
104,103	Oxford Lane Capital Corporation	7.500%	N/R	2,378,754
	Total Asset Backed Securities			4,786,362

26	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (4)	Value

	Banks – 15.6%

128,500	AgriBank FCB, (11)	6.875%	BBB+	$13,829,813
15,202	Boston Private Financial Holdings Inc.	6.950%	N/R	389,171
148,007	Citigroup Inc.	8.125%	BB+	4,147,156
445,498	Citigroup Inc.	7.125%	BB+	12,148,730
53,769	Citigroup Inc.	6.875%	BB+	1,477,034
172,975	Cobank Agricultural Credit Bank, 144A, (11)	6.250%	BBB+	17,892,102
48,055	Cobank Agricultural Credit Bank, (11)	6.200%	BBB+	4,838,538
38,725	Cobank Agricultural Credit Bank, (11)	6.125%	BBB+	3,632,889
288,251	Countrywide Capital Trust III	7.000%	BBB–	7,321,575
131,060	Cowen Group, Inc.	8.250%	N/R	3,023,554
152,203	Fifth Third Bancorp.	6.625%	Baa3	4,269,294
117,760	First Naigara Finance Group	8.625%	BB–	3,203,072
123,900	FNB Corporation	7.250%	Ba2	3,593,100
138,932	HSBC Holdings PLC	8.000%	Baa1	3,620,568
46,421	PNC Financial Services	6.125%	Baa2	1,294,217
260,212	Private Bancorp Incorporated	7.125%	N/R	6,835,769
390,258	RBS Capital Trust	6.080%	BB–	9,717,424
79,430	Regions Financial Corporation	6.375%	BB	2,071,534
444,575	Regions Financial Corporation	6.375%	BB	11,754,563
200,575	Royal Bank of Canada	6.750%	Baa2	6,027,279
133,300	TCF Financial Corporation	7.500%	BB–	3,625,760
78,740	Texas Capital Bancshares Inc.	6.500%	Ba2	1,911,020
132,000	U.S. Bancorp.	6.500%	A3	3,765,960
216,373	Webster Financial Corporation	6.400%	Baa3	5,591,078
170,400	Wells Fargo & Company	6.625%	BBB	4,880,256
187,983	Zions Bancorporation	7.900%	BB–	5,062,382
195,141	Zions Bancorporation	6.300%	BB–	5,120,500
	Total Banks			151,044,338

	Capital Markets – 8.3%

130,200	Apollo Investment Corporation	6.875%	BBB	3,313,590
112,775	Apollo Investment Corporation	6.625%	BBB	2,850,952
187,440	Capitala Finance Corporation	7.125%	N/R	4,581,034
133,500	Charles Schwab Corporation	6.000%	BBB	3,493,695
149,435	Fifth Street Finance Corporation	6.125%	BBB–	3,617,821
60,700	Gladstone Capital Corporation	6.750%	N/R	1,369,999
43,604	Gladstone Investment Corporation	7.125%	N/R	1,110,158
89,100	Goldman Sachs Group, Inc.	5.500%	Ba1	2,224,827
65,013	Hercules Technology Growth Capital, Inc.	7.000%	N/R	1,635,727
56,207	Hercules Technology Growth Capital, Inc.	7.000%	N/R	1,415,854
163,458	Hercules Technology Growth Capital, Inc.	6.250%	N/R	4,137,122
37,355	JMP Group Inc.	7.250%	N/R	825,546
284,951	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	6,790,382
726,400	Morgan Stanley	7.125%	Ba1	20,651,552
239,900	Morgan Stanley	6.875%	Ba1	6,726,796
125,544	MVC Capital Incorporated	7.250%	N/R	3,043,187
261,622	Solar Capital Limited	6.750%	BBB–	6,365,263
72,375	THL Credit Inc.	6.750%	N/R	1,790,558
160,678	Triangle Capital Corporation	6.375%	N/R	3,925,364
	Total Capital Markets			79,869,427

	Consumer Finance – 1.3%

48,000	Capital One Financial Corporation	6.700%	Baa3	1,306,560
272,000	Discover Financial Services	6.500%	BB–	7,058,400
90,659	SLM Corporation, Series A	6.970%	Ba3	3,959,079
	Total Consumer Finance			12,324,039

	Diversified Financial Services – 1.9%

70,791	KCAP Financial Inc.	7.375%	N/R	1,712,434
30,291	KKR Financial Holdings LLC	7.500%	A–	789,989
325,399	KKR Financial Holdings LLC	7.375%	BBB	8,597,042
157,732	Main Street Capital Corporation	6.125%	N/R	3,943,300

Nuveen Investments	27

JPC	Nuveen Preferred Income Opportunities Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Shares	Description (1)	Coupon	Ratings (4)	Value

	Diversified Financial Services (continued)

125,300	PennantPark Investment Corporation	6.250%	BBB–	$2,994,670
	Total Diversified Financial Services			18,037,435

	Diversified Telecommunication Services – 1.1%

135,165	Qwest Corporation	7.000%	BBB–	3,503,477
163,815	Qwest Corporation	6.875%	BBB–	4,221,513
70,600	Qwest Corporation	6.625%	Baa3	1,750,174
57,500	Verizon Communications Inc.	5.900%	A–	1,524,900
	Total Diversified Telecommunication Services			11,000,064

	Electric Utilities – 0.4%

136,900	Entergy Arkansas Inc., (11)	6.450%	BB+	3,448,169

	Food Products – 3.6%

249,300	CHS Inc.	7.875%	N/R	7,067,655
460,600	CHS Inc.	7.100%	N/R	12,279,596
444,804	CHS Inc.	6.750%	N/R	11,480,391
23,000	Dairy Farmers of America Inc., 144A, (11)	7.875%	Baa3	2,447,345
19,500	Dairy Farmers of America Inc., 144A, (11)	7.875%	Baa3	1,987,173
	Total Food Products			35,262,160

	Insurance – 11.8%

54,045	Aegon N.V.	8.000%	Baa1	1,459,215
410,933	Arch Capital Group Limited	6.750%	BBB+	10,684,258
302,283	Argo Group US Inc.	6.500%	BBB–	7,699,148
55,200	Aspen Insurance Holdings Limited	7.401%	BBB–	1,347,984
56,486	Aspen Insurance Holdings Limited	7.250%	BBB–	1,487,841
393,800	Aspen Insurance Holdings Limited	5.950%	BBB–	10,187,606
412,734	Axis Capital Holdings Limited	6.875%	BBB	10,801,249
56,900	Delphi Financial Group, Inc., (11)	7.376%	BB+	1,406,500
223,900	Endurance Specialty Holdings Limited, (3)	7.500%	BBB–	5,749,752
168,000	Endurance Specialty Holdings Limited	6.350%	BBB–	4,410,000
42,470	Hanover Insurance Group	6.350%	BB+	1,077,464
138,124	Hartford Financial Services Group Inc.	7.875%	BBB–	4,240,407
535,700	Kemper Corporation	7.375%	Ba1	14,426,401
298,139	Maiden Holdings Limited, (3)	8.250%	BB	7,850,000
233,932	Maiden Holdings NA Limited	8.000%	BBB–	6,126,679
291,133	Maiden Holdings NA Limited	7.750%	BBB–	7,802,364
100,195	National General Holding Company	7.625%	N/R	2,405,682
76,400	National General Holding Company	7.500%	N/R	1,948,964
153,954	National General Holding Company	7.500%	N/R	3,930,446
310,872	Reinsurance Group of America Inc.	6.200%	BBB	8,890,939
	Total Insurance			113,932,899

	Oil, Gas & Consumable Fuels – 0.8%

206,105	Nustar Logistics Limited Partnership	7.625%	Ba2	4,177,748
93,775	Scorpio Tankers Inc.	7.500%	N/R	2,208,401
76,005	Scorpio Tankers Inc.	6.750%	N/R	1,444,855
	Total Oil, Gas & Consumable Fuels			7,831,004

	Real Estate Investment Trust – 11.6%

152,377	AG Mortgage Investment Trust, (3)	8.000%	N/R	3,306,581
24,296	Apartment Investment & Management Company	7.000%	BB	616,147
57,165	Apartment Investment & Management Company	6.875%	BB	1,484,003
133,250	Apollo Commercial Real Estate Finance	8.625%	N/R	3,293,940
183,953	Apollo Residential Mortgage Inc.	8.000%	N/R	3,991,780
141,555	Arbor Realty Trust Incorporated	7.375%	N/R	3,193,481
133,192	Ashford Hospitality Trust Inc.	9.000%	N/R	3,179,293
37,399	Ashford Hospitality Trust Inc.	8.450%	N/R	827,640
98,157	Capstead Mortgage Corporation	7.500%	N/R	2,299,819
186,579	Cedar Shopping Centers Inc., Series A	7.250%	N/R	4,664,475

28	Nuveen Investments

Shares	Description (1)	Coupon			Ratings (4)	Value

	Real Estate Investment Trust (continued)

208,314	Chesapeake Lodging Trust	7.750%			N/R	$5,307,841
122,020	Colony Financial Inc.	7.125%			N/R	2,403,794
23,967	Colony Financial Inc.	8.500%			N/R	578,803
97,795	Colony Financial Inc.	7.500%			N/R	2,074,232
50,000	Coresite Realty Corporation	7.250%			N/R	1,302,500
270,925	DDR Corporation	6.500%			Baa3	6,897,751
182,479	Digital Realty Trust Inc.	7.375%			Baa3	4,884,963
59,270	Digital Realty Trust Inc.	7.000%			Baa3	1,520,276
214,845	Dupont Fabros Technology	7.875%			Ba2	5,472,102
160,999	First Potomac Realty Trust	7.750%			N/R	4,092,595
70,136	Hospitality Properties Trust	7.125%			BB	1,820,731
175,177	Inland Real Estate Corporation	8.125%			N/R	4,398,694
22,200	Inland Real Estate Corporation	6.950%			N/R	558,330
10,344	Invesco Mortgage Capital Inc.	7.750%			N/R	222,396
122,164	Invesco Mortgage Capital Inc.	7.750%			N/R	2,614,310
177,094	MFA Financial Inc.	8.000%			N/R	4,452,143
182,859	Northstar Realty Finance Corporation	8.875%			N/R	3,797,981
51,926	Northstar Realty Finance Corporation	8.750%			N/R	1,038,001
128,783	Northstar Realty Finance Corporation	8.250%			N/R	2,489,375
72,400	Penn Real Estate Investment Trust	7.375%			N/R	1,828,100
200,000	Penn Real Estate Investment Trust	8.250%			N/R	5,152,000
81,043	Rait Financial Trust	7.625%			N/R	1,503,348
149,039	Regency Centers Corporation	6.625%			Baa2	3,888,428
144,521	Senior Housing Properties Trust	5.625%			BBB–	3,602,909
7,474	Summit Hotel Properties Inc.	7.875%			N/R	193,577
149,300	Urstadt Biddle Properties	7.125%			N/R	3,829,545
269,495	VEREIT, Inc.	6.700%			N/R	6,521,779
107,000	Wells Fargo REIT	6.375%			BBB+	2,844,060
	Total Real Estate Investment Trust					112,147,723

	Real Estate Management & Development – 0.3%

110,000	Kennedy-Wilson Inc.	7.750%			BB–	2,794,000

	Specialty Retail – 1.0%

260,674	TravelCenters of America LLC	8.000%			N/R	6,256,176
125,000	TravelCenters of America LLC	8.000%			N/R	2,960,000
	Total Specialty Retail					9,216,176

	Thrifts & Mortgage Finance – 1.0%

52,102	Everbank Financial Corporation	6.750%			N/R	1,287,440
160,700	Federal Agricultural Mortgage Corporation	6.875%			N/R	4,338,900
143,400	Federal Agricultural Mortgage Corporation	6.000%			N/R	3,686,814
	Total Thrifts & Mortgage Finance					9,313,154

	U.S. Agency – 2.9%

260,300	Farm Credit Bank of Texas, 144A, (11)	6.750%			Baa1	27,770,754

	Wireless Telecommunication Services – 1.0%

393,596	United States Cellular Corporation	7.250%			Ba1	9,997,337
	Total $25 Par (or similar) Preferred Securities (cost $593,505,795)					608,775,041

Shares	Description (1)	Coupon	Maturity		Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.1% (0.9% of Total Investments)

	Banks – 0.6%

5,525	Wells Fargo & Company	7.500%	N/A	(5)	BBB	$6,475,300

	Diversified Telecommunication Services – 0.5%

58,300	Frontier Communications Corporation	11.125%	6/29/18		N/R	5,210,854
	Total Convertible Preferred Securities (cost $12,349,714)					11,686,154

Nuveen Investments	29

JPC	Nuveen Preferred Income Opportunities Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 9.8% (6.7% of Total Investments)

	Banks – 3.9%

$6,000	Bank of America Corporation	6.250%	3/05/65	BB+	$6,000,000
7,165	Citigroup Inc.	5.875%	12/29/49	BB+	6,959,006
8,570	Citigroup Inc.	5.950%	12/31/49	BB+	8,315,471
3,950	Credit Agricole, SA, 144A	6.625%	12/23/64	BB+	3,716,610
5,055	ING Groep N.V.	6.500%	10/16/65	Ba1	4,897,031
4,460	JPMorgan Chase & Company	5.300%	11/01/65	BBB–	4,420,975
3,550	Standard Chartered PLC, 144A	6.500%		BBB–	3,348,964
38,750	Total Banks				37,658,057

	Beverages – 0.5%

1,100	Cott Beverages Inc.	6.750%	1/01/20	B–	1,133,000
3,450	Cott Beverages Inc.	5.375%	7/01/22	B–	3,346,500
4,550	Total Beverages				4,479,500

	Biotechnology – 0.3%

3,500	AMAG Pharmaceuticals Inc., 144A	7.875%	9/01/23	B+	3,176,250

	Capital Markets – 1.4%

2,200	BGC Partners Inc.	5.375%	12/09/19	BBB–	2,270,294
11,100	Goldman Sachs Group Inc.	5.375%	11/10/65	Ba1	10,836,375
13,300	Total Capital Markets				13,106,669

	Commercial Services & Supplies – 0.5%

3,295	GFL Environmental Corporation, 144A	7.875%	4/01/20	B	3,278,525
1,255	R.R. Donnelley & Sons Company, (3)	6.500%	11/15/23	BB–	1,104,400
4,550	Total Commercial Services & Supplies				4,382,925

	Diversified Consumer Services – 0.1%

1,885	Gibson Brands Inc., 144A	8.875%	8/01/18	CCC+	1,074,450

	Diversified Telecommunication Services – 0.7%

6,900	Frontier Communications Corporation, 144A	11.000%	9/15/25	BB	6,649,875

	Food Products – 0.1%

1,010	Land O’ Lakes Capital Trust I, 144A, (3)	7.450%	3/15/28	BB	1,050,400

	Health Care Providers & Services – 0.3%

3,040	Kindred Healthcare Inc., (3)	6.375%	4/15/22	B2	2,473,800

	Insurance – 0.2%

1,835	Security Benefit Life Insurance Company, 144A	7.450%	10/01/33	BBB	2,294,357

	Media – 0.3%

1,925	Altice SA, 144A	7.625%	2/15/25	B	1,713,250
1,470	Dish DBS Corporation	5.875%	11/15/24	BB–	1,308,300
3,395	Total Media				3,021,550

	Real Estate Investment Trust – 0.5%

3,525	Communications Sales & Leasing Inc., (3)	8.250%	10/15/23	BB	3,110,813
1,640	Select Income REIT	4.500%	2/01/25	Baa2	1,516,662
5,165	Total Real Estate Investment Trust				4,627,475

	Real Estate Management & Development – 0.7%

4,100	Forestar USA Real Estate Group Inc., 144A, (3)	8.500%	6/01/22	B+	3,761,750
2,140	Greystar Real Estate Partners, LLC, 144A	8.250%	12/01/22	BB–	2,198,850
850	Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	811,750
7,090	Total Real Estate Management & Development				6,772,350

30	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Specialty Retail – 0.3%

$3,250	L Brands, Inc., 144A, (3)	6.875%	11/01/35	BB+	$3,359,688
$98,220	Total Corporate Bonds (cost $97,773,523)				94,127,346

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 59.9% (42.0% of Total Investments)

	Banks – 20.9%

600	Banco Santander SA, Reg S	6.375%	N/A (5)	Ba1	$553,997
885	Bank of America Corporation	8.125%	N/A (5)	BB+	897,726
3,265	Bank of America Corporation	8.000%	N/A (5)	BB+	3,296,605
18,795	Bank of America Corporation (2)	6.500%	N/A (5)	BB+	19,599,426
4,200	Bank of America Corporation	6.100%	N/A (5)	BB+	4,270,140
3,575	Barclays Bank PLC, 144A, (3)	10.180%	6/12/21	A–	4,756,877
17,935	Barclays PLC	8.250%	N/A (5)	BB+	18,785,137
5,000	Citigroup Inc.	6.250%	N/A (5)	BB+	5,029,650
1,000	Citigroup Inc.	8.400%	N/A (5)	BB+	1,096,250
7,538	Citigroup Inc. (2)	5.800%	N/A (5)	BB+	7,330,705
7,214	Citizens Financial Group Inc., 144A	5.500%	N/A (5)	BB+	6,970,528
3,960	Commerzbank AG, 144A	8.125%	9/19/23	BBB–	4,448,347
1,025	Credit Agricole SA, 144A	8.125%	N/A (5)	BB+	1,024,385
1,000	HSBC Bank PLC	1.125%	N/A (5)	A3	590,358
500	HSBC Bank PLC	0.975%	N/A (5)	A3	295,375
4,204	HSBC Capital Funding LP, 144A	10.176%	N/A (5)	Baa1	6,253,450
3,745	HSBC Holdings PLC	6.375%	N/A (5)	BBB	3,595,200
2,250	HSBC Holdings PLC	6.375%	N/A (5)	BBB	2,168,123
10,175	Intesa Sanpaolo Spa, 144A	7.700%	N/A (5)	Ba3	9,818,875
8,759	JPMorgan Chase & Company	7.900%	N/A (5)	BBB–	8,841,116
19,265	JPMorgan Chase & Company	6.750%	N/A (5)	BBB–	20,854,362
125	JP Morgan Chase & Company	6.100%	N/A (5)	BBB–	125,625
17,970	Lloyd’s Banking Group PLC	7.500%	N/A (5)	BB+	18,598,950
1,960	M&T Bank Corporation	6.450%	N/A (5)	Baa2	2,077,600
4,000	Nordea Bank AB, 144A	6.125%	N/A (5)	BBB	3,801,280
10,695	PNC Financial Services Inc.	6.750%	N/A (5)	Baa2	11,483,756
4,050	Royal Bank of Scotland Group PLC	7.500%	N/A (5)	BB–	4,110,750
4,883	Royal Bank of Scotland Group PLC	7.648%	N/A (5)	BB	6,030,505
13,906	Societe Generale, 144A	7.875%	N/A (5)	BB+	13,401,908
4,995	SunTrust Bank Inc.	5.625%	N/A (5)	Baa3	4,963,781
250	U.S. Bancorp.	5.125%	N/A (5)	A3	251,900
6,290	Zions Bancorporation	7.200%	N/A (5)	BB–	6,604,500
	Total Banks				201,927,187

	Capital Markets – 2.4%

3,270	Bank of New York Mellon Corporation	4.950%	N/A (5)	Baa1	3,226,182
6,705	Credit Suisse Group AG, 144A	7.500%	N/A (5)	BB+	6,883,219
5,880	Morgan Stanley	5.550%	N/A (5)	Ba1	5,817,525
1,975	State Street Corporation	5.250%	N/A (5)	Baa1	1,984,875
5,375	UBS Group AG, Reg S	7.125%	N/A (5)	BB+	5,542,157
	Total Capital Markets				23,453,958

	Consumer Finance – 2.1%

5,271	American Express Company	5.200%	N/A (5)	Baa2	5,020,628
1,900	American Express Company	4.900%	N/A (5)	Baa2	1,771,750
13,730	Capital One Financial Corporation	5.550%	N/A (5)	Baa3	13,652,769
	Total Consumer Finance				20,445,147

	Diversified Financial Services – 5.4%

16	Agstar Financial Services Inc., 144A	6.750%	N/A (5)	BB	17,896,500
5,670	BNP Paribas, 144A	7.195%	N/A (5)	BBB	6,378,750
4,065	BNP Paribas, 144A	7.375%	N/A (5)	BBB–	3,988,781

Nuveen Investments	31

JPC	Nuveen Preferred Income Opportunities Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Diversified Financial Services (continued)

4,250	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (5)	A+	$4,230,875
15,183	Rabobank Nederland, 144A	11.000%	N/A (5)	Baa2	18,450,382
1,530	Voya Financial Inc., (3)	5.650%	5/15/53	Baa3	1,484,100
	Total Diversified Financial Services				52,429,388

	Food Products – 2.3%

21,870	Land O’ Lakes Incorporated, 144A	8.000%	N/A (5)	BB	22,717,462

	Industrial Conglomerates – 4.2%

39,281,000	General Electric Company	5.000%	N/A (5)	AA–	40,361,224

	Insurance – 16.1%

7,365	Aviva PLC, Reg S	8.250%	N/A (5)	BBB	7,888,512
905	AXA SA, (3)	8.600%	12/15/30	A3	1,210,754
4,784	Catlin Insurance Company Limited, 144A	7.249%	N/A (5)	BBB+	3,731,520
2,460	Cloverie PLC Zurich Insurance, Reg S	8.250%	N/A (5)	A	2,682,192
2,300	CNP Assurances, Reg S	7.500%	N/A (5)	BBB+	2,474,434
29,045	Financial Security Assurance Holdings, 144A, (3)	6.400%	12/15/66	BBB+	20,839,787
1,755	Friends Life Holdings PLC, Reg S	7.875%	N/A (5)	A–	1,929,907
2,108	La Mondiale SAM, Reg S	7.625%	N/A (5)	BBB	2,223,358
6,590	Liberty Mutual Group, 144A, (3)	7.800%	3/07/87	Baa3	7,512,600
9,335	MetLife Capital Trust IV, 144A, (3)	7.875%	12/15/67	BBB	11,202,000
5,285	MetLife Capital Trust X, 144A, (3)	9.250%	4/08/68	BBB	7,081,900
3,425	MetLife Inc.	5.250%	N/A (5)	BBB	3,345,797
13,770	National Financial Services Inc., (3)	6.750%	5/15/67	Baa2	13,770,000
1,150	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	1,297,824
6,855	Provident Financing Trust I, (3)	7.405%	3/15/38	Baa3	7,751,970
3,315	Prudential Financial Inc., (3)	5.875%	9/15/42	BBB+	3,476,606
13,335	QBE Capital Funding III Limited, 144A, (3)	7.250%	5/24/41	BBB	14,668,500
2,340	QBE Insurance Group Limited, Reg S	6.750%	12/2/44	BBB	2,409,662
17,355	Sirius International Grp Limited, 144A	7.506%	N/A (5)	BBB–	17,379,297
20,553	Symetra Financial Corporation, 144A, (3)	8.300%	10/15/37	Baa2	20,655,765
2,600	ZFS Finance USA Trust II 144A	6.450%	12/15/65	A	2,603,250
	Total Insurance				156,135,635

	Machinery – 0.2%

2,215	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	2,308,030

	Metals & Mining – 0.6%

5,825,000	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	A3	5,548,313

	Pharmaceuticals – 0.2%

1,775	Teva Pharmaceutical Industries Limited, Convertible Preferred	7.000%	12/15/18	N/R	1,732,400

	Real Estate Investment Trust – 4.4%

12	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (5)	Ba1	14,631,250
12,975	Wells Fargo & Company, (2)	5.875%	N/A (5)	BBB	13,647,884
13,691	Wells Fargo & Company, (2)	7.980%	N/A (5)	BBB	14,307,095
	Total Real Estate Investment Trust				42,586,229

	Specialty Retail – 0.9%

2,650	Aquarius & Investments PLC fbo SwissRe, Reg S	8.250%	N/A (5)	N/R	2,828,875
5,644	Swiss Re Capital I, 144A	6.854%	N/A (5)	A	5,686,331
	Total Specialty Retail				8,515,206

	U.S. Agency – 0.2%

1,700	Farm Credit Bank of Texas, 144A	10.000%	N/A (5)	Baa1	2,123,939
	Total $1,000 Par (or similar) Institutional Preferred (cost $563,878,215)				580,284,118
	Total Long-Term Investments (cost $1,324,511,617)				1,347,215,535

32	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.8% (2.7% of Total Investments)

	REPURCHASE AGREEMENTS – 3.8% (2.7% of Total Investments)

$9,760	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/16, repurchase price $9,760,104, collateralized by $7,135,000 U.S. Treasury Bonds, 4.750%, due 2/15/37, value $9,962,030	0.030%	2/01/16	$9,760,080
27,328	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/16, repurchase price $27,328,619, collateralized by $20,350,000 U.S. Treasury Bonds, 5.250%, due 2/15/29, value $27,880,431	0.030%	2/01/16	27,328,551
$37,088	Total Short-Term Investments (cost $37,088,631)			37,088,631
	Total Investments (cost $1,361,600,248) – 143.1%			1,384,304,166
	Borrowings – (41.8)% (6), (7)			(404,100,000)
	Other Assets Less Liabilities – (1.3)% (8)			(12,573,852)
	Net Assets Applicable to Common Shares – 100%			$967,630,314

Investments in Derivatives as of January 31, 2016

Call Options Written outstanding:

Number of Contracts	Description	Notional Amount (9)	Expiration Date	Strike Price	Value
(2,322)	Ford Motor Company	$(3,483,000)	4/15/16	$15.0	$(6,966)
(513)	National CineMedia Inc.	(897,750)	3/18/16	17.5	(5,130)
(390)	Viacom Inc., Class B	(1,755,000)	2/19/16	45.0	(110,175)
(3,225)	Total Call Options Written (premium received $128,238)	$(6,135,750)			$(122,271)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (10)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$114,296,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	6/01/16	12/01/18	12/01/20	$(2,799,122)	$(3,385,631)
JPMorgan Chase Bank, N.A.	114,296,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	6/01/16	12/01/20	12/01/22	(4,833,888)	(5,687,290)
	$228,592,000								$(7,633,010)	$(9,072,921)

Nuveen Investments	33

JPC	Nuveen Preferred Income Opportunities Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	Investment, or a portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Borrowing Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $631,656,387.

(4)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Perpetual security. Maturity date is not applicable.

(6)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings. As of the end of the reporting period, investments with a value of $897,141,032 have been pledged as collateral for borrowings.

(7)	Borrowings as a percentage of Total Investments is 29.2%.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(10)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(11)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

34	Nuveen Investments

JPI

Nuveen Preferred and Income Term Fund
Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 140.2% (99.7% of Total Investments)

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 44.3% (31.6% of Total Investments)

	Banks – 15.0%

143,400	AgriBank FCB, (9)	6.875%	BBB+	$15,433,425
355,166	Citigroup Inc.	7.125%	BB+	9,685,377
44,969	Citigroup Inc.	6.875%	BB+	1,235,298
163,800	Cobank Agricultural Credit Bank, 144A, (9)	6.250%	BBB+	16,943,063
37,800	Cobank Agricultural Credit Bank, (9)	6.200%	BBB+	3,805,988
15,100	Countrywide Capital Trust III	7.000%	BBB–	383,540
121,300	Fifth Third Bancorp.	6.625%	Baa3	3,402,465
38,600	PNC Financial Services	6.125%	Baa2	1,076,168
124,753	Private Bancorp Incorporated	7.125%	N/R	3,277,261
87,100	Regions Financial Corporation	6.375%	BB	2,271,568
331,800	Regions Financial Corporation	6.375%	BB	8,772,792
80,500	Royal Bank of Canada	6.750%	Baa2	2,419,025
84,273	Texas Capital Bancshares Inc.	6.500%	Ba2	2,045,306
19,600	U.S. Bancorp.	6.500%	A3	559,188
182,100	Wells Fargo & Company	6.625%	BBB	5,215,344
209,179	Zions Bancorporation	6.300%	BB–	5,488,857
	Total Banks			82,014,665

	Capital Markets – 4.3%

94,900	Goldman Sachs Group, Inc.	5.500%	Ba1	2,369,653
511,800	Morgan Stanley	7.125%	Ba1	14,550,474
235,300	Morgan Stanley	6.875%	Ba1	6,597,812
	Total Capital Markets			23,517,939

	Consumer Finance – 1.0%

51,300	Capital One Financial Corporation	6.700%	Baa3	1,396,386
149,800	Discover Financial Services	6.500%	BB–	3,887,310
	Total Consumer Finance			5,283,696

	Diversified Financial Services – 0.4%

76,800	KKR Financial Holdings LLC	7.375%	BBB	2,029,056

	Diversified Telecommunication Services – 0.3%

62,000	Verizon Communications Inc.	5.900%	A–	1,644,240

	Electric Utilities – 0.4%

81,000	Entergy Arkansas Inc., (9)	6.450%	BB+	2,040,188

	Food Products – 3.7%

267,600	CHS Inc.	7.875%	N/R	7,586,460
161,100	CHS Inc.	7.100%	N/R	4,294,926
141,800	CHS Inc.	6.750%	N/R	3,659,858
24,000	Dairy Farmers of America Inc., 144A, (9)	7.875%	Baa3	2,553,751
20,500	Dairy Farmers of America Inc., 144A, (9)	7.875%	Baa3	2,089,079
	Total Food Products			20,184,074

	Insurance – 11.3%

15,000	Aegon N.V	8.000%	Baa1	405,000
168,500	Arch Capital Group Limited	6.750%	BBB+	4,381,000
59,200	Aspen Insurance Holdings Limited	7.250%	BBB–	1,559,328
432,500	Aspen Insurance Holdings Limited	5.950%	BBB–	11,188,775
177,623	Axis Capital Holdings Limited	6.875%	BBB	4,648,394
61,100	Delphi Financial Group, Inc., (9)	7.376%	BB+	1,510,319

Nuveen Investments	35

JPI	Nuveen Preferred and Income Term Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	Insurance (continued)

174,000	Endurance Specialty Holdings Limited	7.500%		BBB–	$4,468,320
147,600	Hartford Financial Services Group Inc.	7.875%		BBB–	4,531,320
372,300	Kemper Corporation	7.375%		Ba1	10,026,039
323,546	Maiden Holdings Limited	8.250%		BB	8,518,966
163,333	Maiden Holdings Limited	7.750%		BBB–	4,377,324
205,000	Reinsurance Group of America Inc.	6.200%		BBB	5,863,000
	Total Insurance				61,477,785

	Oil, Gas & Consumable Fuels – 0.8%

219,800	Nustar Logistics Limited Partnership	7.625%		Ba2	4,455,346

	Real Estate Investment Trust – 0.6%

114,600	Wells Fargo REIT	6.375%		BBB+	3,046,068

	Thrifts & Mortgage Finance – 1.5%

172,400	Federal Agricultural Mortgage Corporation	6.875%		N/R	4,654,800
146,600	Federal Agricultural Mortgage Corporation	6.000%		N/R	3,769,086
	Total Thrifts & Mortgage Finance				8,423,886

	U.S. Agency – 5.0%

255,100	Farm Credit Bank of Texas, 144A, (9)	6.750%		Baa1	27,215,980
	Total $25 Par (or similar) Retail Preferred (cost $230,744,037)				241,332,923

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 10.4% (7.3% of Total Investments)

	Banks – 6.4%

$8,975	Bank of America Corporation	6.250%	3/05/65	BB+	$8,975,000
5,390	ING Groep N.V.	6.500%	10/16/65	Ba1	5,221,563
12,505	JPMorgan Chase & Company	6.750%	12/31/49	BBB–	13,536,663
4,760	JPMorgan Chase & Company	5.300%	11/01/65	BBB–	4,718,350
2,110	M&T Bank Corporation	6.450%	12/31/49	Baa2	2,236,600
33,740	Total Banks				34,688,176

	Capital Markets – 2.1%

11,735	Goldman Sachs Group Inc.	5.375%	11/10/65	Ba1	11,456,294

	Food Products – 0.2%

1,090	Land O’ Lakes Capital Trust I, 144A	7.450%	3/15/28	BB	1,133,600

	Insurance – 1.7%

4,430	Nationwide Mutual Insurance Company, 144A, (3)	9.375%	8/15/39	A–	6,556,338
1,965	Security Benefit Life Insurance Company, 144A	7.450%	10/01/33	BBB	2,456,900
6,395	Total Insurance				9,013,238
$52,960	Total Corporate Bonds (cost $55,057,238)				56,291,308

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 85.5% (60.8% of Total Investments)

	Banks – 29.1%

600	Banco Santander SA, Reg S	6.375%	N/A (4)	Ba1	$553,997
975	Bank of America Corporation	8.125%	N/A (4)	BB+	989,021
6,980	Bank of America Corporation	8.000%	N/A (4)	BB+	7,047,566
8,915	Bank of America Corporation	6.500%	N/A (4)	BB+	9,296,562
4,000	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	5,322,380
16,330	Barclays PLC	8.250%	N/A (4)	BB+	17,104,058

36	Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

7,665	Citigroup Inc.	5.875%	N/A (4)	BB+	$7,444,631
4,425	Citigroup Inc.	5.800%	N/A (4)	BB+	4,303,313
5,100	Citigroup Inc.	6.250%	N/A (4)	BB+	5,130,243
4,540	Citizens Financial Group Inc., 144A	5.500%	N/A (4)	BB+	4,386,775
4,265	Commerzbank AG, 144A	8.125%	9/19/23	BBB–	4,790,960
1,050	Credit Agricole SA, 144A	8.125%	N/A (4)	BB+	1,049,370
4,250	Credit Agricole, S.A, 144A	6.625%	N/A (4)	BB+	3,998,885
4,351	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (4)	Baa1	6,472,113
4,005	HSBC Holdings PLC	6.375%	N/A (4)	BBB	3,844,800
2,400	HSBC Holdings PLC	6.375%	N/A (4)	BBB	2,312,664
5,485	Intesa Sanpaolo Spa, 144A	7.700%	N/A (4)	Ba3	5,293,025
4,040	JPMorgan Chase & Company	7.900%	N/A (4)	BBB–	4,077,875
18,920	Lloyd’s Banking Group PLC	7.500%	N/A (4)	BB+	19,582,200
4,390	Nordea Bank AB, 144A	6.125%	N/A (4)	BBB	4,171,905
4,855	PNC Financial Services Inc.	6.750%	N/A (4)	Baa2	5,213,056
4,285	Royal Bank of Scotland Group PLC	7.500%	N/A (4)	BB–	4,349,275
5,473	Royal Bank of Scotland Group PLC	7.648%	N/A (4)	BB	6,759,155
14,900	Societe Generale, 144A	7.875%	N/A (4)	BB+	14,359,875
3,790	Standard Chartered PLC, 144A	6.500%	N/A (4)	BBB–	3,575,372
2,695	SunTrust Bank Inc.	5.625%	N/A (4)	Baa3	2,678,156
270	U.S. Bancorp.	5.125%	N/A (4)	A3	272,052
4,017	Zions Bancorporation	7.200%	N/A (4)	BB–	4,217,850
	Total Banks				158,597,134

	Capital Markets – 4.0%

3,500	Bank of New York Mellon Corporation	4.950%	N/A (4)	Baa1	3,453,100
7,227	Credit Suisse Group AG, 144A	7.500%	N/A (4)	BB+	7,419,094
3,100	Morgan Stanley	5.550%	N/A (4)	Ba1	3,067,063
2,105	State Street Corporation	5.250%	N/A (4)	Baa1	2,115,525
5,735	UBS Group AG, Reg S	7.125%	N/A (4)	BB+	5,913,353
	Total Capital Markets				21,968,135

	Consumer Finance – 2.4%

2,000	American Express Company	4.900%	N/A (4)	Baa2	1,865,000
3,635	American Express Company	5.200%	N/A (4)	Baa2	3,462,338
7,600	Capital One Financial Corporation	5.550%	N/A (4)	Baa3	7,557,250
	Total Consumer Finance				12,884,588

	Diversified Financial Services – 9.9%

15,700	Agstar Financial Services Inc., 144A	6.750%	N/A (4)	BB	17,132,625
6,040	BNP Paribas, 144A	7.195%	N/A (4)	BBB	6,795,000
4,330	BNP Paribas, 144A	7.375%	N/A (4)	BBB–	4,248,813
4,500	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (4)	A+	4,479,750
16,188	Rabobank Nederland, 144A	11.000%	N/A (4)	Baa2	19,671,049
1,697	Voya Financial Inc.	5.650%	5/15/53	Baa3	1,646,090
	Total Diversified Financial Services				53,973,327

	Food Products – 1.7%

8,895	Land O’ Lakes Incorporated, 144A	8.000%	N/A (4)	BB	9,239,681

	Industrial Conglomerates – 4.5%

24,127	General Electric Company	5.000%	N/A (4)	AA–	24,790,492

	Insurance – 24.1%

7,215	Aviva PLC, Reg S	8.250%	N/A (4)	BBB	7,727,849
1,265	AXA SA	8.600%	12/15/30	A3	1,692,380
5,010	Catlin Insurance Company Limited, 144A	7.249%	N/A (4)	BBB+	3,907,800
2,640	Cloverie PLC Zurich Insurance, Reg S	8.250%	N/A (4)	A	2,878,450
2,500	CNP Assurances, Reg S	7.500%	N/A (4)	BBB+	2,689,603
30,995	Financial Security Assurance Holdings, 144A, (3)	6.400%	12/15/66	BBB+	22,238,912

Nuveen Investments	37

JPI	Nuveen Preferred and Income Term Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

2,424	Friends Life Holdings PLC, Reg S	7.875%	N/A (4)	A–	$2,665,581
2,299	La Mondiale SAM, Reg S	7.625%	N/A (4)	BBB	2,424,810
5,430	MetLife Capital Trust X, 144A, (3)	9.250%	4/08/68	BBB	7,276,200
3,655	MetLife Inc.	5.250%	N/A (4)	BBB	3,570,478
7,703	Provident Financing Trust I, (3)	7.405%	3/15/38	Baa3	8,710,930
3,325	Prudential Financial Inc., (3)	5.875%	9/15/42	BBB+	3,487,094
14,600	QBE Capital Funding III Limited, 144A	7.250%	5/24/41	BBB	16,060,000
1,935	QBE Insurance Group Limited, Reg S	6.750%	12/2/41	BBB	1,992,605
18,620	Sirius International Group Limited, 144A	7.506%	N/A (4)	BBB–	18,646,068
25,226	Symetra Financial Corporation, 144A, (3)	8.300%	10/15/37	Baa2	25,352,129
	Total Insurance				131,320,889

	Machinery – 0.4%

2,345	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	2,443,490

	Metals & Mining – 1.1%

6,170	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	A3	5,876,925

	Real Estate Investment Trust – 7.6%

15,298	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (4)	Ba1	19,122,500
6,820	Wells Fargo & Company	5.875%	N/A (4)	BBB	7,173,685
14,652	Wells Fargo & Company	7.980%	N/A (4)	BBB	15,311,340
	Total Real Estate Investment Trust				41,607,525

	Specialty Retail – 0.5%

2,850	Aquarius & Investments PLC fbo SwissRe, Reg S	8.250%	N/A (4)	N/R	3,042,375

	U.S. Agency – 0.2%

752	Farm Credit Bank of Texas, 144A	10.000%	N/A (4)	Baa1	939,530
	Total $1,000 Par (or similar) Institutional Preferred (cost $464,364,588)				466,684,091
	Total Long-Term Investments (cost $750,165,863)				764,308,322

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 0.4% (0.3% of Total Investments)

	REPURCHASE AGREEMENTS – 0.4% (0.3% of Total Investments)

$2,370	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/16, repurchase price $2,370,323, collateralized by $2,370,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $2,420,363	0.030%	2/01/16		$2,370,317
	Total Short-Term Investments (cost $2,370,317)				2,370,317
	Total Investments (cost $752,536,180) – 140.6%				766,678,639
	Borrowings – (41.3)% (5), (6)				(225,000,000)
	Other Assets Less Liabilities – 0.7% (7)				3,443,780
	Net Assets Applicable to Common Shares – 100%				$545,122,419

38	Nuveen Investments

Investments in Derivatives as of January 31, 2016

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$84,375,000	Receive	1-Month USD-LIBOR-ICE	1.735%	Monthly	6/01/16	12/01/18	12/01/20	$(2,883,208)	$(3,410,906)
JPMorgan Chase Bank, N.A.	84,375,000	Receive	1-Month USD-LIBOR-ICE	2.188	Monthly	6/01/16	12/01/20	12/01/22	(5,182,182)	(5,901,529)
	$168,750,000								$(8,065,390)	$(9,312,435)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Borrowing Arrangements, Rehypothecation. The value of investments hypothecated as of the end of the reporting period was $61,568,407.

(4)	Perpetual security. Maturity date is not applicable.

(5)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings. As of the end of the reporting period, investments with a value of $537,634,757 have been pledged as collateral for borrowings.

(6)	Borrowings as a percentage of Total Investments is 29.3%.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

Nuveen Investments	39

JPW

Nuveen Flexible Investment Income Fund
Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 136.9% (95.0% of Total Investments)

	COMMON STOCKS – 25.6% (17.8% of Total Investments)

	Air Freight & Logistics – 1.8%

12,000	United Parcel Service, Inc., Class B	$1,118,400

	Automobiles – 1.4%

70,100	Ford Motor Company	836,994

	Banks – 0.7%

15,100	CIT Group Inc.	443,185

	Biotechnology – 2.7%

19,600	Gilead Sciences, Inc.	1,626,800

	Capital Markets – 2.8%

58,775	Ares Capital Corporation	816,973
41,038	Hercules Technology Growth Capital, Inc.	450,597
27,895	TPG Specialty Lending, Inc.	446,599
	Total Capital Markets	1,714,169

	Chemicals – 0.5%

56,900	CVR Partners LP	309,536

	Diversified Consumer Services – 1.6%

33,200	Stonemor Partners LP	974,752

	Industrial Conglomerates – 1.6%

36,300	Philips Electronics	968,484

	Insurance – 1.3%

27,800	Unum Group	796,192

	Media – 1.6%

30,132	National CineMedia, Inc., (2)	471,264
10,900	Viacom Inc., Class B	497,476
	Total Media	968,740

	Pharmaceuticals – 4.6%

43,900	AstraZeneca PLC, Sponsored ADR	1,414,458
33,000	GlaxoSmithKline PLC, Sponsored ADR	1,362,570
	Total Pharmaceuticals	2,777,028

	Real Estate Investment Trust – 1.5%

52,300	National Storage Affiliates Trust	909,497

	Software – 0.8%

12,900	Oracle Corporation, (2)	468,399

	Technology Hardware, Storage & Peripherals – 0.6%

13,300	Seagate Technology	386,365

	Tobacco – 2.1%

53,487	Vector Group Ltd.	1,247,317
	Total Common Stocks (cost $16,846,502)	15,545,858

40	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 39.3% (27.3% of Total Investments)

	Asset Backed Securities – 0.9%

6,850	Oxford Lane Capital Corporation	8.125%	N/R	$160,907
15,783	Oxford Lane Capital Corporation	7.500%	N/R	360,642
	Total Asset Backed Securities			521,549

	Banks – 4.5%

19,045	Boston Private Financial Holdings Inc.	6.950%	N/R	487,552
13,800	Citigroup Inc.	6.875%	BB+	379,086
19,300	Cowen Group, Inc.	8.250%	N/R	445,251
18,676	FNB Corporation	7.250%	Ba2	541,604
36,000	RBS Capital Trust	6.080%	BB–	896,400
	Total Banks			2,749,893

	Capital Markets – 6.1%

19,500	Charles Schwab Corporation	6.000%	BBB	510,315
18,900	Hercules Technology Growth Capital, Inc.	6.250%	N/R	478,359
42,470	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	1,012,060
34,328	Morgan Stanley	7.125%	Ba1	975,945
18,213	Solar Capital Limited	6.750%	BBB–	443,122
12,975	THL Credit Inc.	6.750%	N/R	321,002
	Total Capital Markets			3,740,803

	Consumer Finance – 0.8%

1,000	HSBC Finance Corporation	6.360%	BBB–	25,650
10,165	SLM Corporation, Series A	6.970%	Ba3	443,906
	Total Consumer Finance			469,556

	Diversified Financial Services – 0.3%

1,400	Main Street Capital Corporation	6.125%	N/R	35,000
5,415	PennantPark Investment Corporation	6.250%	BBB–	129,419
	Total Diversified Financial Services			164,419

	Electric Utilities – 0.8%

18,375	Entergy Arkansas Inc., (9)	6.450%	BB+	462,820

	Food Products – 2.9%

30,300	CHS Inc.	7.100%	N/R	807,798
37,675	CHS Inc.	6.750%	N/R	972,392
	Total Food Products			1,780,190

	Insurance – 5.5%

21,038	Argo Group US Inc.	6.500%	BBB–	535,838
18,925	Endurance Specialty Holdings Limited	6.350%	BBB–	496,781
26,051	Kemper Corporation	7.375%	Ba1	701,553
5,227	Maiden Holdings Limited	8.000%	BBB–	136,895
19,325	Maiden Holdings Limited	7.750%	BBB–	517,910
39,300	National General Holding Company	7.625%	N/R	943,593
	Total Insurance			3,332,570

	Oil, Gas & Consumable Fuels – 1.4%

21,798	Scorpio Tankers Inc.	7.500%	N/R	513,343
17,500	Scorpio Tankers Inc.	6.750%	N/R	332,675
	Total Oil, Gas & Consumable Fuels			846,018

	Real Estate Investment Trust – 11.3%

19,954	Apollo Residential Mortgage Inc.	8.000%	N/R	433,002
19,082	Arbor Realty Trust Incorporated	7.375%	N/R	430,490
9,213	Ashford Hospitality Trust Inc.	9.000%	N/R	219,914
14,400	Cedar Shopping Centers Inc., Series A	7.250%	N/R	360,000

Nuveen Investments	41

JPW	Nuveen Flexible Investment Income Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Shares	Description (1)	Coupon		Ratings (3)	Value

	Real Estate Investment Trust (continued)

18,225	Colony Financial Inc.	7.500%		N/R	$386,552
14,000	Coresite Realty Corporation	7.250%		N/R	364,700
27,300	Digital Realty Trust Inc.	7.375%		Baa3	730,821
5,271	Dupont Fabros Technology	7.875%		Ba2	134,252
20,430	Northstar Realty Finance Corporation	8.875%		N/R	424,331
19,000	Northstar Realty Finance Corporation	8.750%		N/R	379,810
17,725	Penn Real Estate Investment Trust	8.250%		N/R	456,596
8,844	Penn Real Estate Investment Trust	7.375%		N/R	223,311
11,522	Rait Financial Trust	7.625%		N/R	213,733
10,976	Retail Properties of America	7.000%		BB	276,046
10,000	STAG Industrial Inc.	6.625%		BB+	248,800
18,719	Summit Hotel Properties Inc.	7.875%		N/R	484,822
9,453	Urstadt Biddle Properties	7.125%		N/R	242,469
36,440	VEREIT, Inc.	6.700%		N/R	881,848
	Total Real Estate Investment Trust				6,891,497

	Real Estate Management & Development – 0.7%

17,670	Kennedy-Wilson Inc.	7.750%		BB–	448,818

	Specialty Retail – 2.1%

54,075	TravelCenters of America LLC	8.000%		N/R	1,297,800

	Wireless Telecommunication Services – 2.0%

48,273	United States Cellular Corporation	7.250%		Ba1	1,226,134
	Total $25 Par (or similar) Retail Preferred (cost $23,923,660)				23,932,067

Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 3.9% (2.7% of Total Investments)

	Banks – 1.6%

825	Wells Fargo & Company	7.500%	N/A (4)	BBB	$966,900

	Diversified Telecommunication Services – 2.3%

15,800	Frontier Communications Corporation	11.125%	6/29/2018	N/R	1,412,204
	Total Convertible Preferred Securities (cost $2,548,545)				2,379,104

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 57.3% (39.7% of Total Investments)

	Banks – 3.0%

$850	Citigroup Inc.	5.950%	12/31/49	BB+	$824,755
900	JPMorgan Chase & Company	6.750%	12/31/49	BBB–	974,250
1,750	Total Banks				1,799,005

	Beverages – 3.0%

850	Anheuser Busch InBev Finance Inc.	4.900%	2/01/46	A	880,523
635	Cott Beverages Inc.	6.750%	1/01/20	B–	654,050
325	Cott Beverages Inc.	5.375%	7/01/22	B–	315,250
1,810	Total Beverages				1,849,823

	Biotechnology – 1.3%

875	AMAG Pharmaceuticals Inc., 144A	7.875%	9/01/23	B+	794,063

	Building Products – 0.1%

75	GCP Applied Technologies, 144A	9.500%	2/01/23	B+	79,313

	Capital Markets – 0.6%

325	BGC Partners Inc.	5.375%	12/09/19	BBB–	335,384

42	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Chemicals – 4.2%

$925	A Schulman Inc., 144A	6.875%	6/01/23	B+	$832,500
900	Trinseo Materials Operating, 144A	6.750%	5/01/22	B–	855,000
1,000	Univar Inc., 144A	6.750%	7/15/23	B	885,000
2,825	Total Chemicals				2,572,500

	Commercial Services & Supplies – 2.9%

950	GFL Environmental Corporation, 144A	7.875%	4/01/20	B	945,250
515	R.R. Donnelley & Sons Company	6.500%	11/15/23	BB–	453,200
450	R.R. Donnelley & Sons Company	6.000%	4/01/24	BB–	380,250
1,915	Total Commercial Services & Supplies				1,778,700

	Consumer Finance – 2.5%

825	Ally Financial Inc.	5.750%	11/20/25	BB	822,938
675	Navient Corporation	8.000%	3/25/20	BB	664,875
1,500	Total Consumer Finance				1,487,813

	Diversified Consumer Services – 0.9%

940	Gibson Brands Inc., 144A	8.875%	8/01/18	CCC+	535,800

	Diversified Telecommunication Services – 7.3%

1,150	CenturyLink Inc.	7.650%	3/15/42	BB+	862,500
1,870	Frontier Communications Corporation, 144A	11.000%	9/15/25	BB	1,802,213
1,085	GCI Inc.	6.875%	4/15/25	BB–	1,063,300
735	US West Communications Company	6.875%	9/15/33	BBB–	695,849
4,840	Total Diversified Telecommunication Services				4,423,862

	Electric Utilities – 0.6%

565	Talen Energy Supply LLC	6.500%	6/01/25	Ba3	384,200

	Food & Staples Retailing – 1.8%

425	Rite Aid Corporation, 144A	6.125%	4/01/23	B	448,375
675	Whole Foods Market Inc., 144A	5.200%	12/03/25	BBB–	676,281
1,100	Total Food & Staples Retailing				1,124,656

	Health Care Providers & Services – 2.9%

1,000	Kindred Healthcare Inc.	6.375%	4/15/22	B2	813,750
950	Molina Healthcare Inc., 144A	5.375%	11/15/22	BB	950,000
1,950	Total Health Care Providers & Services				1,763,750

	Hotels, Restaurants & Leisure – 1.9%

1,125	McDonald’s Corporation	4.875%	12/09/45	BBB+	1,138,244

	Machinery – 3.7%

950	Automation Tooling Systems, Inc., 144A	6.500%	6/15/23	B+	966,625
1,450	Terex Corporation	6.000%	5/15/21	BB	1,305,000
2,400	Total Machinery				2,271,625

	Media – 3.9%

1,100	Altice SA, 144A	7.625%	2/15/25	B	979,000
1,550	Dish DBS Corporation	5.875%	11/15/24	BB–	1,379,500
2,650	Total Media				2,358,500

	Metals & Mining – 1.2%

75	ArcelorMittal	6.125%	6/01/25	BB+	54,375
950	ArcelorMittal	7.750%	10/15/39	BB+	669,750
1,025	Total Metals & Mining				724,125

Nuveen Investments	43

JPW	Nuveen Flexible Investment Income Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Real Estate Investment Trust – 3.8%

$1,025	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB	$904,563
250	Iron Mountain Inc.	6.000%	8/15/23	Ba3	260,000
250	Iron Mountain Inc.	5.750%	8/15/24	B2	246,875
950	Select Income REIT	4.500%	2/01/25	Baa2	878,554
2,475	Total Real Estate Investment Trust				2,289,992

	Real Estate Management & Development – 3.7%

1,205	Forestar USA Real Estate Group Inc., 144A	8.500%	6/01/22	B+	1,105,588
925	Greystar Real Estate Partners, LLC, 144A	8.250%	12/01/22	BB–	950,438
225	Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	214,875
2,355	Total Real Estate Management & Development				2,270,901

	Semiconductors & Semiconductor Equipment – 3.6%

425	Amkor Technology Inc.	6.625%	6/01/21	BB	409,063
1,150	Micron Technology, Inc., 144A	5.625%	1/15/26	BB	891,250
925	Qorvo Inc., 144A	7.000%	12/01/25	BB+	918,063
2,500	Total Semiconductors & Semiconductor Equipment				2,218,376

	Specialty Retail – 1.6%

925	L Brands, Inc., 144A	6.875%	11/01/35	BB+	956,219

	Technology Hardware, Storage & Peripherals – 2.8%

950	Hewlett Packard Enterprise Co, 144A	6.350%	10/15/45	A–	860,377
1,100	Seagate HDD Cayman, 144A	4.875%	6/01/27	BBB–	828,830
2,050	Total Tech Hardware, Storage & Peripherals				1,689,207
$37,975	Total Corporate Bonds (cost $37,794,251)				34,846,058

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 10.8% (7.5% of Total Investments)

	Banks – 5.1%

900	Bank of America Corporation	6.500%	N/A (4)	BB+	$938,520
700	Citigroup Inc.	5.800%	N/A (4)	BB+	680,750
425	PNC Financial Services Inc.	6.750%	N/A (4)	Baa2	456,344
1,000	Zions Bancorporation	7.200%	N/A (4)	BB–	1,050,000
	Total Banks				3,125,614

	Consumer Finance – 0.8%

475	Capital One Financial Corporation	5.550%	N/A (4)	Baa3	472,328

	Food Products – 2.6%

1,495	Land O’ Lakes Incorporated, 144A	8.000%	N/A (4)	BB	1,552,931

	Insurance – 0.7%

400	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	456,000

	Pharmaceuticals – 0.8%

500	Teva Pharmaceutical Industries Limited, Convertible Preferred	7.000%	12/15/18	N/R	488,000

	Real Estate Investment Trust – 0.8%

450	Wells Fargo & Company	5.875%	N/A (4)	BBB	473,338
	Total $1,000 Par (or similar) Institutional Preferred (cost $6,438,366)				6,568,211
	Total Long-Term Investments (cost $87,551,325)				83,271,298

44	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 7.3% (5.0% of Total Investments)

	REPURCHASE AGREEMENTS – 7.3% (5.0% of Total Investments)

$4,426	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/16, repurchase price $4,425,512, collateralized by $3,235,000 U.S. Treasury Bonds, 4.750%, due 2/15/37, value $4,516,772	0.030%	2/01/16	$4,425,501
	Total Short-Term Investments (cost $4,425,501)			4,425,501
	Total Investments (cost $91,976,826) – 144.2%			87,696,799
	Borrowings – (43.6)% (5), (6)			(26,500,000)
	Other Assets Less Liabilities – (0.6)% (7)			(359,302)
	Net Assets Applicable to Common Shares – 100%			$60,837,497

Investments in Derivatives as of January 31, 2016

Call Options Written outstanding:

Number of Contracts	Description	Notional Amount (8)	Expiration Date	Strike Price	Value
(41)	CVR Partners LP	$(51,250)	2/19/16	$12.5	$(307)
(663)	Ford Motor Company	(994,500)	4/15/16	15.0	(1,989)
(145)	National CineMedia Inc.	(253,750)	3/18/16	17.5	(1,450)
(109)	Viacom Inc., Class B	(490,500)	2/19/16	45.0	(30,793)
(958)	Total Call Options Written (premiums received $37,991)	$(1,790,000)			$(34,539)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Perpetual security. Maturity date is not applicable.

(5)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings. As of the end of the reporting period, investments with a value of $56,729,679 have been pledged as collateral for borrowings.

(6)	Borrowings as a percentage of Total Investments is 30.2%.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of Assets and Liabilities	January 31, 2016 (Unaudited)

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Assets
Long-term investments, at value (cost $1,324,511,617, $750,165,863 and $87,551,325, respectively)	$1,347,215,535	$764,308,322	$83,271,298
Short-term investments, at value (cost approximates value)	37,088,631	2,370,317	4,425,501
Cash	38,156	—	10,880
Cash collateral at brokers(1)	—	7,478,161	—
Interest rate swaps premiums paid	1,389,911	1,247,045	—
Receivable for:
Dividends	1,509,325	461,893	89,335
Interest	9,832,912	7,580,769	794,084
Investments sold	1,156,176	185,064	424,814
Reclaims	189,419	170,295	—
Other assets	236,423	37,112	842
Total assets	1,398,656,488	783,838,978	89,016,754
Liabilities
Borrowings	404,100,000	225,000,000	26,500,000
Options written, at value (premiums received $128,238, $— and $37,991, respectively)	122,271	—	34,539
Unrealized depreciation on interest rate swaps	9,072,921	9,312,435	—
Payable for:
Dividends	6,395,654	3,661,745	431,749
Investments purchased	9,849,484	—	1,085,222
Accrued expenses:
Interest on borrowings	57,198	31,848	25,696
Management fees	959,041	561,065	64,277
Trustees fees	227,863	31,928	204
Other	241,742	117,538	37,570
Total liabilities	431,026,174	238,716,559	28,179,257
Net assets applicable to common shares	$967,630,314	$545,122,419	$60,837,497
Common shares outstanding	96,888,528	22,752,777	3,698,750
Net asset value (“NAV”) per common share outstanding	$9.99	$23.96	$16.45
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$968,885	$227,528	$36,988
Paid-in surplus	1,285,026,585	541,809,644	70,492,251
Undistributed (Over-distribution of) net investment income	1,542,648	528,959	(697,542)
Accumulated net realized gain (loss)	(333,540,768)	(2,273,736)	(4,717,625)
Net unrealized appreciation (depreciation)	13,632,964	4,830,024	(4,276,575)
Net assets applicable to common shares	$967,630,314	$545,122,419	$60,837,497
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

46	Nuveen Investments

Statement of Operations	Six Months Ended January 31, 2016 (Unaudited)

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Investment Income
Dividends (net of tax withheld of $12,693, $5,094 and $—, respectively)	$25,251,039	$9,283,483	$1,710,722
Interest	21,727,876	16,883,297	1,431,910
Other	308,126	172,500	—
Total investment income	47,287,041	26,339,280	3,142,632
Expenses
Management fees	5,758,154	3,363,100	403,973
Interest expense on borrowings	2,302,534	1,282,035	137,086
Custodian fees	95,524	49,340	29,348
Trustees fees	20,090	10,258	1,333
Professional fees	65,867	34,076	24,648
Shareholder reporting expenses	104,027	42,905	8,976
Shareholder servicing agent fees	1,861	74	66
Stock exchange listing fees	15,519	4,004	4,004
Investor relations expenses	48,769	29,221	18,331
Other	20,602	13,819	4,288
Total expenses	8,432,947	4,828,832	632,053
Net investment income (loss)	38,854,094	21,510,448	2,510,579
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(9,425,381)	(2,314,034)	(2,692,031)
Options written	411,453	—	118,428
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(29,852,184)	(9,111,275)	(5,219,627)
Options written	(36,351)	—	(8,251)
Swaps	(6,138,043)	(4,706,622)	—
Net realized and unrealized gain (loss)	(45,040,506)	(16,131,931)	(7,801,481)
Net increase (decrease) in net assets applicable to common shares from operations	$(6,186,412)	$5,378,517	$(5,290,902)

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of Changes in Net Assets	(Unaudited)

	Preferred Income Opportunities (JPC)		Preferred and Income Term (JPI)
	Six Months Ended 1/31/16	Year Ended 7/31/15	Six Months Ended 1/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$38,854,094	$77,143,927	$21,510,448	$44,685,722
Net realized gain (loss) from:
Investments and foreign currency	(9,425,381)	11,902,076	(2,314,034)	6,053,459
Options written	411,453	802,961	—	—
Securities sold short	—	—	—	—
Swaps	—	(2,050,447)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(29,852,184)	(28,008,403)	(9,111,275)	(14,799,658)
Options written	(36,351)	42,318	—	—
Swaps	(6,138,043)	(6,433,583)	(4,706,622)	(6,203,119)
Net increase (decrease) in net assets applicable to common shares from operations	(6,186,412)	53,398,849	5,378,517	29,736,404
Distributions to Common Shareholders
From net investment income	(38,949,188)	(74,952,966)	(22,243,115)	(44,115,359)
From accumulated net realized gains	—	—	(4,150,107)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(38,949,188)	(74,952,966)	(26,393,222)	(44,115,359)
Capital Share Transactions
Cost of shares repurchased and retired	—	(825,508)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	(825,508)	—	—
Net increase (decrease) in net assets applicable to common shares	(45,135,600)	(22,379,625)	(21,014,705)	(14,378,955)
Net assets applicable to common shares at the beginning of period	1,012,765,914	1,035,145,539	566,137,124	580,516,079
Net assets applicable to common shares at the end of period	$967,630,314	$1,012,765,914	$545,122,419	$566,137,124
Undistributed (Over-distribution of) net investment income at the end of period	$1,542,648	$1,637,742	$528,959	$1,261,626

See accompanying notes to financial statements.

48	Nuveen Investments

	Flexible Investment Income (JPW)
	Six Months Ended 1/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$2,510,579	$5,071,834
Net realized gain (loss) from:
Investments and foreign currency	(2,692,031)	(1,921,095)
Options written	118,428	236,521
Securities sold short	—	2,461
Swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(5,219,627)	(1,213,518)
Options written	(8,251)	11,703
Swaps	—	—
Net increase (decrease) in net assets applicable to common shares from operations	(5,290,902)	2,187,906
Distributions to Common Shareholders
From net investment income	(2,652,133)	(5,478,707)
From accumulated net realized gains	—	(1,783,583)
Decrease in net assets applicable to common shares from distributions to common shareholders	(2,652,133)	(7,262,290)
Capital Share Transactions
Cost of shares repurchased and retired	(92,957)	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(92,957)	—
Net increase (decrease) in net assets applicable to common shares	(8,035,992)	(5,074,384)
Net assets applicable to common shares at the beginning of period	68,873,489	73,947,873
Net assets applicable to common shares at the end of period	$60,837,497	$68,873,489
Undistributed (Over-distribution of) net investment income at the end of period	$(697,542)	$(555,988)

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of Cash Flows	Six Months Ended January 31, 2016 (Unaudited)

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(6,186,412)	$5,378,517	$(5,290,902)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(157,478,116)	(74,728,873)	(29,515,884)
Proceeds from sales and maturities of investments	179,333,879	84,840,559	35,923,391
Proceeds from (Purchases of) short-term investments, net	(24,095,698)	2,307,313	(1,773,065)
Premiums received for options written	787,206	—	227,060
Cash paid for terminated options written	(474,084)	—	(136,379)
Premiums received (paid) for interest rate swaps	(1,389,911)	(1,247,045)	—
Amortization (Accretion) of premiums and discounts, net	115,231	142,828	(7,317)
(Increase) Decrease in:
Cash collateral at brokers	—	(4,598,161)	—
Receivable for dividends	(221,506)	(10,772)	18,377
Receivable for interest	(632,944)	(242,873)	(70,729)
Receivable for investments sold	2,467,296	141,493	(424,814)
Receivable for reclaims	(76,810)	(88,228)	2,364
Other assets	12,331	(3,885)	3,245
Increase (Decrease) in:
Payable for investments purchased	270,150	(3,138,977)	(468,406)
Accrued interest on borrowings	33,926	18,890	2,751
Accrued management fees	(26,731)	(12,980)	(8,168)
Accrued Trustees fees	(5,386)	2,981	3
Accrued other expenses	17,693	106	(1,895)
Net realized (gain) loss from:
Investments and foreign currency	9,425,381	2,314,034	2,692,031
Options written	(411,453)	—	(118,428)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	29,852,184	9,111,275	5,219,627
Options written	36,351	—	8,251
Swaps	6,138,043	4,706,622	—
Net cash provided by (used in) operating activities	37,490,620	24,892,824	6,281,113
Cash Flows from Financing Activities
Repayments of borrowings	—	—	(3,500,000)
Cash distributions paid to common shareholders	(38,933,553)	(26,373,913)	(2,677,276)
Cost of common shares repurchased and retired	—	—	(92,957)
Net cash provided by (used in) financing activities	(38,933,553)	(26,373,913)	(6,270,233)
Net Increase (Decrease) in Cash	(1,442,933)	(1,481,089)	10,880
Cash at beginning of period	1,481,089	1,481,089	—
Cash at end of period	$38,156	$—	$10,880

Supplemental Disclosure of Cash Flow Information	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Cash paid for interest on borrowings (excluding borrowing costs)	$2,268,608	$1,263,145	$134,335

See accompanying notes to financial statements.

50	Nuveen Investments

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Nuveen Investments	51

Financial

Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders					Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital		Total	Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price

Preferred Income Opportunities (JPC)
Year Ended 7/31:
2016(h)	$10.45	$0.40	$(0.46)	$(0.06)	$(0.40)	$—	$—		$(0.40)	$—		$9.99	$9.34
2015	10.67	0.80	(0.25)	0.55	(0.77)	—	—		(0.77)	—	*	10.45	9.19
2014	10.26	0.79	0.38	1.17	(0.76)	—	—		(0.76)	—	*	10.67	9.34
2013(g)	10.28	0.46	(0.04)	0.42	(0.44)	—	—		(0.44)	—		10.26	9.35
Year Ended 12/31:
2012	8.67	0.76	1.61	2.37	(0.76)	—	—		(0.76)	—		10.28	9.71
2011	9.62	0.51	(0.72)	(0.21)	(0.75)	—	—	*	(0.75)	0.01		8.67	8.01
2010	8.56	0.50	1.23	1.73	(0.57)	—	(0.11)		(0.68)	0.01		9.62	8.35

	Borrowings at the End of Period
Preferred Income Opportunities (JPC)	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 7/31:
2016(h)	$404,100	$3,395
2015	404,100	3,506
2014	402,500	3,572
2013(g)	402,500	3,473
Year Ended 12/31:
2012	383,750	3,599
2011	348,000	3,416
2010	270,000	4,477

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

52	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(f)

(0.57)%	6.17%	$967,630	1.69	%***	7.80	%***	N/A	N/A	7%
5.36	6.76	1,012,766	1.63		7.55		N/A	N/A	44
11.97	8.50	1,035,146	1.67		7.73		N/A	N/A	41
4.09	0.63	995,460	1.67	***	7.47	***	N/A	N/A	27

28.17	31.44	997,484	1.79		7.85		N/A	N/A	123
(2.23)	4.95	840,643	1.73		5.40		1.70%	5.43%	34
21.06	21.28	938,844	1.67		5.39		1.54	5.52	49

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of dividends expense on securities sold short and all interest expense paid and other costs related to borrowings, where applicable, as follows:

Preferred Income Opportunities (JPC)	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares(e)		Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2016(h)	—%		0.46	%***
2015	—		0.41
2014	—		0.43
2013(g)	—		0.45	***
Year Ended 12/31:
2012	—		0.52
2011	—	**	0.43
2010	—	**	0.40

(d)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.
(e)	Effective for periods beginning after December 31, 2011, the Fund no longer makes short sales of securities.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the seven months ended July 31, 2013.
(h)	For the six months ended January 31, 2016.
N/A	The Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.
***	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Discount per Share Repurchased and Retired		Offering Costs		Ending NAV	Ending Share Price

Preferred and Income Term (JPI)
Year Ended 7/31:
2016(i)	$24.88	$0.95		$(0.71)	$0.24	$(0.98)	$(0.18)	$(1.16)	$—		$—		$23.96	$23.64
2015	25.51	1.96		(0.65)	1.31	(1.94)	—	(1.94)	—		—		24.88	22.28
2014	25.06	1.98		0.93	2.91	(1.97)	(0.49)	(2.46)	—		—		25.51	23.11
2013	23.81	1.89		1.32	3.21	(1.86)	(0.10)	(1.96)	—		—	*	25.06	23.68
2012(d)	23.88	—	*	(0.02)	(0.02)	—	—	—	—		(0.05)		23.81	25.50

Flexible Investment Income (JPW)
Year Ended 7/31:
2016(i)	18.59	0.68		(2.10)	(1.42)	(0.72)	—	(0.72)	—	*	—		16.45	14.20
2015	19.96	1.37		(0.78)	0.59	(1.47)	(0.49)	(1.96)	—		—		18.59	16.30
2014	18.91	1.42		1.14	2.56	(1.51)	—	(1.51)	—		—	*	19.96	18.28
2013(h)	19.10	0.03		(0.18)	(0.15)	—	—	—	—		(0.04)		18.91	19.80

	Borrowings at End of Period(e)
Preferred and Income Term (JPI)	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 7/31:
2016(i)	$225,000	$3,423
2015	225,000	3,516
2014	225,000	3,580
2013	225,000	3,535

Flexible Investment Income (JPW)
Year Ended 7/31:
2016(i)	26,500	3,296
2015	30,000	3,296
2014	30,000	3,465

54	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

0.97%	11.59%	$545,122	1.72	%**	7.68	%**	10%
5.30	4.83	566,137	1.66		7.80		26
12.34	8.71	580,516	1.73		7.96		37
13.69	0.41	570,298	1.72		7.51		57
(0.23)	2.00	476,252	0.97	**	(0.96	)**	—

(7.81)	(8.65)	60,837	1.93	**	7.68	**	33
3.19	(0.02)	68,873	1.82		7.15		122
14.26	0.80	73,948	1.70		7.51		71
(0.99)	(1.00)	66,297	1.40	**	1.93	**	3

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Preferred and Income Term (JPI)	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares(e)
Year Ended 7/31:
2016(i)	0.46	%**
2015	0.41
2014	0.45
2013(g)	0.48	**

Flexible Investment Income (JPW)
Year Ended 7/31:
2016(i)	0.42	%**
2015	0.37
2014(j)	0.33	**

(d)	For the period July 26, 2012 (commencement of operations) through July 31, 2012.
(e)	Preferred and Income Term (JPI) and Flexible Investment Income (JPW) did not utilize borrowings prior to the fiscal years ended July 31, 2013 and July 31, 2014, respectively.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the period August 29, 2012 (first utilization date of borrowings) through July 31, 2013.
(h)	For the period June 25, 2013 (commencement of operations) through July 31, 2013.
(i)	For the six months ended January 31, 2016.
(j)	For the period August 13, 2013 (first utilization date of borrowings) through July 31, 2014.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	55

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Preferred Income Opportunities Fund (JPC) (“Preferred Income Opportunities (JPC)”)

•	Nuveen Preferred and Income Term Fund (JPI) (“Preferred and Income Term (JPI)”)

•	Nuveen Flexible Investment Income Fund (JPW) (“Flexible Investment Income (JPW)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Preferred Income Opportunities (JPC), Preferred and Income Term (JPI) and Flexible Investment Income (JPW) were each organized as Massachusetts business trusts on January 27, 2003, April 18, 2012 and March 28, 2013, respectively.

The end of the reporting period for the Funds is January 31, 2016, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”) and/or Nuveen Asset Management LLC (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and NAM are each responsible for approximately half of Preferred Income Opportunities’ (JPC) portfolio. NAM manages the investment portfolio of Preferred and Income Term (JPI), while NWQ manages the investment portfolio of Flexible Investment Income (JPW). The Adviser is responsible for managing Preferred Income Opportunities’ (JPC) and Preferred and Income Term’s (JPI) investments in swap contracts.

Investment Objectives and Principal Investment Strategies

Preferred Income Opportunities’ (JPC) investment objective is to provide high current income and total return by investing at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in preferred securities, and up to 20% opportunistically over the market cycle in other types of securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity. At least 60% of its managed assets are rated investment grade (BBB/Baa or better by S&P, Moody’s, or Fitch) at the time of investment. Up to 40% of the portion of the Fund’s portfolio managed by NAM can be invested in U.S. dollar-denominated preferred securities issued by non-U.S. companies and up to 5% in preferred securities issued by companies located in emerging market countries.

Preferred and Income Term’s (JPI) investment objective is to provide a high level of current income and total return. The Fund seeks to achieve its investment objective by investing in preferred securities and other income producing securities. Under normal market conditions, the Fund will invest at least 80% of its managed assets in preferred and other income producing securities. The Fund will invest at least 50% of its managed assets in securities rated investment grade (BBB-/Baa3 or higher) at the time of purchase. The Fund will invest 100% of its managed assets in U.S. dollar denominated securities. The Fund will also invest up to 40% of its managed assets in securities issued by non-U.S. domiciled companies.

Flexible Investment Income’s (JPW) investment objectives are to provide high current income and, secondarily, capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its managed assets in income producing securities issued by companies located anywhere in the world. The Fund will invest in income producing securities across the capital structure – in any type of debt, preferred or equity securities offered by a particular company, or debt securities issued by a government. The Fund will invest 100% of its managed assets in U.S. dollar-denominated securities, and may invest up to 50% of its managed assets in securities of non-U.S. companies. The Fund may invest up to 40% of its managed assets in equity securities (other than preferred securities). At least 25% of the aggregate market value of the Fund’s investments in debt and preferred securities that are of a type customarily rated by a credit rating agency will be rated investment grade, or if unrated, will be judged to be of comparable quality by NWQ The Fund will invest at least 25% of its managed assets in securities issued by financial services companies. The Fund may invest up to 15% of its managed assets in securities and other instruments that, at the time of purchase, are illiquid. The Fund may opportunistically write (sell) covered call options on the Fund’s portfolio of equity securities for the purpose of enhancing the Fund’s risk-adjusted total return over time. The Fund anticipates using leverage to help

56	Nuveen Investments

achieve its investment objectives. The Fund may utilize leverage in the form of borrowings from a financial institution or the issuance of preferred shares or other senior securities, such as commercial paper or notes.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Dividends to common shareholders are declared monthly. For Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Subject to approval and oversight by the Funds’ Board of Trustees (the “Board”), Flexible Investment Income (JPW) seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Fund receives may differ from the Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of July 31 each year.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting

Nuveen Investments	57

Notes to Financial Statements (Unaudited) (continued)

agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non- U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a

58	Nuveen Investments

foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Preferred Income Opportunities (JPC)	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$52,342,876	$—		$—	$52,342,876
$25 Par (or similar) Retail Preferred	531,521,758	77,253,283	**	—	608,775,041
Convertible Preferred Securities	11,686,154	—		—	11,686,154
Corporate Bonds	—	94,127,346		—	94,127,346
$1,000 Par (or similar) Institutional Preferred	—	580,284,118		—	580,284,118

Short-Term Investments:
Repurchase Agreements	—	37,088,631		—	37,088,631

Investments in Derivatives:
Options Written	(122,271)	—		—	(122,271)
Interest Rate Swaps***	—	(9,072,921)		—	(9,072,921)
Total	$595,428,517	$779,680,457		$—	$1,375,108,974
Preferred and Income Term (JPI)
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$169,741,130	$71,591,793	**	$—	$241,332,923
Corporate Bonds	—	56,291,308		—	56,291,308
$1,000 Par (or similar) Institutional Preferred	—	466,684,091		—	466,684,091

Short-Term Investments:
Repurchase Agreements	—	2,370,317		—	2,370,317

Investments in Derivatives:
Interest Rate Swaps***	—	(9,312,435)		—	(9,312,435)
Total	$169,741,130	$587,625,074		$—	$757,366,204

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Notes to Financial Statements (Unaudited) (continued)

Flexible Investment Income (JPW)	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$15,545,858	$—		$—	$15,545,858
$25 Par (or similar) Retail Preferred	23,469,247	462,820	**	—	23,932,067
Convertible Preferred Securities	2,379,104	—		—	2,379,104
Corporate Bonds	—	34,846,058		—	34,846,058
$1,000 Par (or similar) Institutional Preferred	—	6,568,211		—	6,568,211

Short-Term Investments:
Repurchase Agreements	—	4,425,501		—	4,425,501

Investments in Derivatives:
Options Written	(34,539)	—		—	(34,539)
Total	$41,359,670	$46,302,590		$—	$87,662,260
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

60	Nuveen Investments

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Preferred Income Opportunities (JPC)	Fixed Income Clearing Corporation	$37,088,631	$(37,088,631)	$—
Preferred and Income Term (JPI)	Fixed Income Clearing Corporation	2,370,317	(2,370,317)	—
Flexible Investment Income (JPW)	Fixed Income Clearing Corporation	4,425,501	(4,425,501)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium

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Notes to Financial Statements (Unaudited) (continued)

received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, Preferred Income Opportunities (JPC) and Flexible Investment Income (JPW) wrote covered call options on common stocks to hedge equity exposure.

The average notional amount of outstanding options written during the current fiscal period, was as follows:

	Preferred Income Opportunities (JPC)	Flexible Investment Income (JPW)
Average notional amount of outstanding options written*	$(9,595,869)	$(2,810,333)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options written by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Preferred Income Opportunities (JPC)
Equity price	Options	—	$—	Options written, at value	$(122,271)
Flexible Investment Income (JPW)
Equity price	Options	—	$—	Options written, at value	$(34,539)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Preferred Income Opportunities (JPC)	Equity price	Options	$411,453	$(36,351)
Flexible Investment Income (JPW)	Equity price	Options	118,428	(8,251)

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

62	Nuveen Investments

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by a Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) used cancellable interest rate swaps in which the Fund received payments based upon floating (one-month) LIBOR rate, and paid a fixed rate of interest. After a non-callable period, the swap counterparty owns the right on future monthly dates to terminate the swap at par. The purpose of the cancellable interest rate swaps is to convert some portion of the Fund’s floating rate leverage (bank borrowings) to fixed rate through at least the cancellation dates of the swap, or, if not called by the swap counterparty, to the maturity date of the swap.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)
Average notional amount of interest rate swap contracts outstanding*	$228,592,000	$168,750,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Preferred Income Opportunities (JPC)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps*	$(9,072,921)
Preferred and Income Term (JPI)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps*	$(9,312,435)
*	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

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Notes to Financial Statements (Unaudited) (continued)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps*	Gross Unrealized (Depreciation) on Interest Rate Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Preferred Income Opportunities (JPC)	JPMorgan Chase Bank, N.A.	$—	$(9,072,921)	$—	$(9,072,921)	$7,232,352	$(1,840,569)
Preferred and Income Term (JPI)	JPMorgan Chase Bank, N.A.	$—	$(9,312,435)	$—	$(9,312,435)	$7,478,160	$(1,834,275)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Preferred Income Opportunities (JPC)	Interest rate	Swaps	$—	$(6,138,043)
Preferred and Income Term (JPI)	Interest rate	Swaps	—	(4,706,622)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal periods were as follows:

	Preferred Income Opportunities (JPC)
	Six Months Ended 1/31/16	Year Ended 7/31/15
Common shares repurchased and retired	—	(88,813)

Weighted average:
Price per common share repurchased and retired	$—	$9.27
Discount per common share repurchased and retired	—%	12.73%

	Preferred and Income Term (JPI)		Flexible Investment Income (JPW)
	Six Months Ended 1/31/16	Year Ended 7/31/15	Six Months Ended 1/31/16	Year Ended 7/31/15
Common shares repurchased and retired	—	—	(6,500)	—

Weighted average:
Price per common share repurchased and retired	$—	$—	$14.28	$—
Discount per common share repurchased and retired	—%	—%	15.28%	—%

64	Nuveen Investments

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Purchases	$157,478,116	$74,728,373	$29,515,884
Sales and maturities	179,333,879	84,840,559	35,923,391

Transactions in options written for the following Funds during the current fiscal period were as follows:

	Preferred Income Opportunities (JPC)		Flexible Investment Income (JPW)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	4,219	$226,569	1,249	$65,738
Options written	10,945	787,206	3,185	227,060
Options terminated in closing purchase transactions	(10,100)	(692,791)	(2,941)	(198,752)
Options exercised	(208)	(34,935)	(59)	(9,909)
Options expired	(1,631)	(157,811)	(476)	(46,146)
Options outstanding, end of period	3,225	$128,238	958	$37,991

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income on REIT investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of January 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Cost of investments	$1,363,212,107	$751,786,985	$91,956,892
Gross unrealized:
Appreciation	$49,302,222	$26,372,584	$1,622,607
Depreciation	(28,210,163)	(11,480,930)	(5,882,700)
Net unrealized appreciation (depreciation) of investments	$21,092,059	$14,891,654	$(4,260,093)

Nuveen Investments	65

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to bond premium amortization adjustments, complex securities character adjustments, distribution reallocation, federal taxes paid, investments in partnerships, REIT adjustments and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2015, the Funds’ last tax year end, as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Paid-in-surplus	$185,913	$(27,940)	$(121,843)
Undistributed (Over-distribution of) net investment income	(135,142)	22,613	253,028
Accumulated net realized gain (loss)	(50,771)	5,327	(131,185)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2015, the Funds’ last tax year end, were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Undistributed net ordinary income[1]	$9,895,527	$4,174,184	$—
Undistributed net long-term capital gains	—	4,142,913	—

[1]      Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2015 and paid on August 3, 2015.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2015, was designated for purposes of the dividends paid deduction as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Distributions from net ordinary income[2]	$74,600,924	$44,012,972	$6,521,833
Distributions from net long-term capital gains	—	—	740,458

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.

As of July 31, 2015, the Funds’ last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Preferred Income Opportunities (JPC)
Expiration:
July 31, 2016	$99,309,437
July 31, 2017	204,895,930
July 31, 2018	9,385,427
Not subject to expiration	—
Total	$313,590,794

During the Funds’ last tax year ended July 31, 2015, the following Funds utilized capital loss carryforwards as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)
Utilized capital loss carryforwards	$20,636,896	$1,026,079

66	Nuveen Investments

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Preferred Income Opportunities (JPC)	Flexible Investment Income (JPW)
Post-October capital losses[3]	$11,314,470	$2,257,795
Late-year ordinary losses[4]	—	—

[3]	Capital losses incurred from November 1, 2014 through July 31, 2015, the Fund’s last tax year ended.
[4]	Ordinary losses incurred from January 1, 2015 through July 31, 2015 and/or specified losses incurred from November 1, 2014 through July 31, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
For the first $500 million	0.6800%	0.7000%	0.7000%
For the next $500 million	0.6500	0.6750	0.6750
For the next $500 million	0.6300	0.6500	0.6500
For the next $500 million	0.6050	0.6250	0.6250
For managed assets over $2 billion	0.5800	0.6000	0.6000

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of January 31, 2016, the complex-level fee rate for each of the Funds was 0.1643%.

The Funds pays no compensation directly to those of their trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	67

Notes to Financial Statements (Unaudited) (continued)

8. Borrowing Arrangements

Borrowings

Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) each entered into a committed financing agreement with BNP Paribas Prime Brokerage, Inc. (“BNP”) while Flexible Investment Income (JPW) entered in to a committed financing agreement with the Bank of Nova Scotia (collectively, “Borrowings”) which permit the Funds to borrow on a secured basis as a means of leverage. Each Fund’s maximum commitment amount under these Borrowings is as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Maximum commitment amount	$404,100,000	$225,000,000	$35,000,000

On December 22, 2015, the following Funds amended their Borrowings and decreased their maximum commitment amount. For the period August 1, 2015 through December 21, 2015, the following Fund’s maximum commitment amount was as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)
Maximum commitment amount	$405,000,000	$250,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Outstanding balance on Borrowings	$404,100,000	$225,000,000	$26,500,000

For Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum on the amounts borrowed and 0.50% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 20% of the maximum commitment amount. Flexible Investment Income’s (JPW) interest is charged on the Borrowings at a rate equal to the 1-month LIBOR plus 0.70% per annum on the amount borrowed and 0.15% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 40% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Average daily balance outstanding	$404,100,000	$225,000,000	$27,880,435
Average annual interest rate	1.11%	1.11%	0.96%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) entered into a Rehypothecation Side Letter (“Side Letter”) with BNP, allowing BNP to re-register the Pledged Collateral in its own name or in a name other than the Funds’ to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Funds’ total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

68	Nuveen Investments

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds’ income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) each had Hypothecated Securities as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)
Hypothecated Securities	$631,656,387	$61,568,407

Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) earn Rehypothecation Fees, which are recognized as “Other income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)
Rehypothecation Fees	$308,126	$172,500

9. Subsequent Events

Borrowings Arrangement

Subsequent to the current fiscal period, Flexible Investment Income (JPW) reduced the outstanding balance on its Borrowings to $24,500,000.

Investment Objective and Principal Investment Strategies

Subsequent to the current fiscal period, the 40% limit to non-U.S. issuers for Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) will be removed in order to allow for an increased number of contingent capital securities in each Fund’s portfolio.

Nuveen Investments	69

Additional

Fund Information

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JPC	JPI	JPW
Common shares repurchased	—	—	6,500

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

70	Nuveen Investments

Glossary of Terms

Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Barclays USD Capital Securities Index: The Barclays USD Capital Securities component of the Barclays Global Capital Securities Index generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

■	Basel III: A comprehensive set of reform measures designed to improve the regulation, supervision and risk management within the banking sector. The Basel Committee on Banking Supervision published the first version of Basel III in late 2009, giving banks approximately three years to satisfy all requirements. Largely in response to the credit crisis, banks are required to maintain proper leverage ratios and meet certain capital requirements.

■	BofA/Merrill Lynch Preferred Securities Fixed Rate Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50 or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

■	BofA/Merrill Lynch U.S. All Capital Securities Index: An index comprised of four sub-indexes that better represent the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	BofA/Merrill Lynch U.S. High Yield Index: An index that tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	JPC Blended Index (Comparative Benchmark): A blended return consisting of 82.5% of the BofA/Merrill Lynch Preferred Securities Fixed Rate Index and 17.5% of the Barclays USD Capital Securities Index. The index returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

■	JPI Blended Benchmark Index: A blended return consisting of the BofA/Merrill Lynch Preferred Securities Fixed Rate Index and the Barclays USD Capital Securities Index. The JPI Blended Benchmark Index is comprised of a 65% weighting in the BofA/Merrill Lynch Preferred Securities Fixed Rate Index, and a 35% weighting in the Barclays USD Capital Securities Index. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

Nuveen Investments	71

Glossary of Terms Used in this Report (continued)

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Option-adjusted spread (OAS): An option-adjusted spread is a more meaningful spread statistic for mortgage-backed securities, which experience cash flows over multiple time periods, and for which the borrower has the option to re-pay principal at any time. OAS is based on modeled forecasts for voluntary repayments, as well as discounted cash flows, to arrive at a market-weighted spread over a known Treasury benchmark.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

■	Russell 1000® Value Index: An index that measures the performance of those Russell 1000® Index companies with lower price-to-book- ratios and lower forecasted growth values. The Russell 1000® Value Index measures the performance of the 1,000 largest companies in the Russell 3000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

72	Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	73

Notes

74	Nuveen Investments

Notes

Nuveen Investments	75

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-C-0116D        14649-INV-B-03/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period*	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d)* Maximum Number (or Approximate Dollar Value) of Shares (or Units) That May Yet Be Purchased Under The Plans or Programs
August 1-31, 2015	0		0	370,000
September 1-30, 2015	0		0	370,000
October 1-31, 2015	0		0	370,000
November 1-30, 2015	3,500	$15.02	3,500	366,500
December 1-31, 2015	0		0	366,500
January 1-31, 2016	3,000	$13.42	3,000	363,500
Total	6,500

*	The registrant’s repurchase program, for the repurchase of 370,000 shares, was authorized August 6, 2014. The program was reauthorized for a maximum repurchase amount of 370,000 shares on August 4, 2015. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Flexible Investment Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: April 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: April 7, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: April 7, 2016